                                                                   EXHIBIT 10.28

                      AMENDMENT AND RESTATEMENT OF SUBLEASE

         This Amendment and Restatement of Sublease is made and entered into as of the 14th day of June, 2000, by and between NewSpace, Inc., a Missouri corporation ("Landlord"), and Build-A-Bear Workshop, Inc., a Delaware corporation, the successor to Build-A-Bear Workshop, L.L.C., a Missouri limited liability company ("Tenant").

         WITNESSETH THAT:

         WHEREAS, Landlord and Tenant entered into a Sublease dated as of February 15, 2000, a copy of which is attached hereto as Exhibit A (the "Sublease"); and

         WHEREAS, Landlord and Tenant entered into a Sublease as of April 10, 2000, a copy of which is attached hereto as Exhibit B (the "Space 1990 Sublease"); and

         WHEREAS, Landlord has entered into an Amended and Restated Industrial Lease with State of California Public Employees Retirement System (the "Prime Lessor") dated as of June 14, 2000, a copy of which is attached hereto as Exhibit C (the "New Prime Lease") for Landlord's interest in the Building; and

         WHEREAS, Landlord and Tenant desire to Amend and Restate their Sublease.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants, promises and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         1. Section 1 of the Sublease and Section 1 of the Space 1990 Sublease be and hereby are amended to acknowledge by Tenant that Landlord's interest in the Building is as a tenant under the New Prime Lease. Except as provided in the Sublease or the Space 1990 Sublease, the Sublease and the Space 1990 Sublease are expressly made subject to all of the terms and conditions of the New Prime Lease insofar as they relate to the Premises of the Sublease or the Space 1990 Sublease or the use and occupancy thereof, Tenant agrees to comply with all covenants and obligations of Landlord under the New Prime Lease.

         2. Except as herein amended, Landlord and Tenant reaffirm and restate all of the terms and conditions of the Sublease and the Space 1990 Sublease and all of the terms and conditions therein shall remain unaltered and in full force and effect and are hereby ratified and confirmed.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amended and Restated Sublease as of the day and year first above written.

LANDLORD:                                  NEWSPACE, INC.,
                                           a Missouri corporation

                                           By: /s/ Robert Fox
                                               ---------------------------------
                                           Its: CEO

TENANT:                                    BUILD-A-BEAR WORKSHOP, INC.
                                           a Delaware corporation

                                           BY: /s/ Maxine Clark
                                               ---------------------------------
                                           Its: President

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                                    EXHIBIT A

                                    SUBLEASE

         THIS SUBLEASE ("Sublease") is made and entered into as of the 15th day of February, 2000, by and between NewSpace, Inc., a Missouri corporation ("Landlord"), and Build-A-Bear Workshop, L.L.C., a Missouri limited liability company ("Tenant").

         WITNESSETH, THAT;

         WHEREAS, Landlord is the tenant of the property known as 1954 Innerbelt Business Center Drive, located in St. Louis County, Missouri, as more particularly shown on Exhibit A attached hereto and incorporated herein by reference (the "Building"); and

         WHEREAS, Landlord hag agreed to sublease the portion of the Building outlined in pink on Exhibit A attached hereto and incorporated herein by reference (the "Premises") to Tenant.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants, promises and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1. Sublease. Landlord hereby subleases the Premises to Tenant and Tenant hereby subleases the Premises from Landlord for the term, at the rental, and upon all the conditions set forth herein. This agreement constitutes a sublease, and Tenant acknowledges that Landlord interest in the Building is as a tenant under a written lease with State of California Public Employees Retirement System (the "Prime Lessor"), dated July 26, 1986 and amended seven
(7) times (the "Prime Lease"), a copy of which along with all amendments is attached hereto, marked Exhibit B and incorporated herein by reference. Except as provided herein, this Sublease is expressly made subject to all the terms and conditions of the Prime Lease, and, insofar as they relate to the Premises or the use and occupancy thereof, Tenant agrees to observe and comply with all covenants and obligations of Landlord under the Prime Lease.

         2. Term. The term of this Sublease (the "Term") shall commence February 15, 2000, and expire on June 30, 2008.

         3. Option to Renew. Subject to the terms and conditions set forth herein, Tenant shall have the option to renew this Sublease for an additional term of five (5) years commencing on the first day following the expiration of the Term. So long as Tenant is not in default of a material covenant under this Sublease, Tenant may renew this Sublease as provided hereinabove upon giving Landlord written notice of such renewal not less than nine (9) months prior to the expiration of the Term. Any renewal of this Sublease shall be on the, same terms and conditions of this Sublease except that the base rent payable during such renewal shall be determined pursuant to Exhibit D to the Amended and Restated Lease attached as an exhibit to the 6th Amendment to the Prime Lease.

         4. Rental. Tenant shall pay to Landlord as base rent, commencing on June 14, 2000 (the "Rental Commencement Date"), without deduction, setoff, notice or demand, at c/o Robert Fox, NewSpace, Inc., 1960 Innerbelt Business Center Drive, St. Louis, Missouri 63114 or at such other place as Landlord shall designate from time to time by notice to Tenant, Thirteen Thousand Four Hundred Fifty-Seven Dollars ($13,457.00) per month (based on $10,765 per square foot per year) for each month during the first twelve (12) months of this Sublease (prorated for the first partial month); Thirteen Thousand six Hundred Fourteen ($13,614.00) per month (based on $10.89) per square foot per year) for each month from the thirteenth (13th) through the thirty-sixth (36th) months of the term of this Sublease; Thirteen Thousand Nine Hundred Twenty Dollars ($13,920.00) per month (based on $11.136 per square foot per year) from the thirty-seventh (37th) through the sixtieth (60th) months of the term of this Sublease; and Fourteen Thousand Seventy-Five Dollars ($14,075.00) per month (based on $11,26 per square foot per year) for each month from the sixty-first
(61st) month of the term of this Sublease through the Termination Date. For the period commencing on the Rental Commencement Date and ending on the last day of the month in which the Rental Commencement Date occurs, rental shall be apportioned on the basis of the number of days in said month.

         5. Additional Rent. As and for additional rent (the "Additional Rent") for the Premises, Tenant shall pay Landlord, commencing on the Rental commencement Date, CAM Expenses, increases, if any, in Property Taxes of the Property Taxes paid by the Landlord under the Prime Lease in 2000, the Base Year, and Insurance Costs incurred by the Landlord under the Prime Lease over Insurance Costs incurred in 2000 (collectively, "Operating Costs"). Tenant shall pay to Landlord as additional rent a prorata portion of the amounts payable by Landlord as Operating Costs under the Prime Lease. The prorata amount shall be determined by multiplying the total amount of Operating Costs that Landlord is required to

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

pay under the Prime Lease by a fraction, the numerator of which is 15,000 and the denominator of which is 40,749. Such additional rent shall be payable as and when Operating Costs are payable by Landlord. If the Prime Lease provides for the payment by Landlord of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual operating Costs are made under the Prime Lease, the obligations of Landlord and Tenant hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Landlord and Tenant under this Subsection 5 shall survive such expiration or termination. Landlord shall, upon request by Tenant, furnish Tenant with copies of all statements submitted to Landlord of actual or estimated Operating Costs during the Term.

      In addition to the foregoing, Tenant shall pay Landlord as additional rent the sum of Three Hundred Dollars ($300.00) on the Rental Commencement Date and on each anniversary of the Rental Commencement Date during the term of this Sublease in lieu of a security deposit. Additional Rent shall be due thirty (30) days following Tenant's receipt thereof.

      6. Quiet Enjoyment. So long as Tenant shall observe and perform the covenants and agreements binding on it hereunder, Tenant shall, at all times during the Term, peacefully and quietly have and enjoy possession of the Premises without any encumbrance and hindrance by, from or through Landlord, or anyone else lawfully claiming an interest in the Premises, subject, however, to the terms and conditions of this Sublease.

      7. Use of the Premises. Tenant warrants and represents to Landlord that the Premises shall be used and occupied only for office, warehouse and distribution purposes. Tenant shall occupy the Premises, conduct its business and control its employees, agents and invitees in such a manner as is lawful and reputable and without creating any nuisance. Tenant shall neither permit any waste on the Premises, nor allow anything to be stored in the Premises which would, in the reasonable opinion of Landlord, be extra hazardous on account of fire, or which would in any way increase or render void the fire insurance on the Premises.

      8. Mechanic's Liens. Tenant shall have no authority, expressed or implied, to create or place any lien or encumbrance of any kind or nature whatsoever on, or in any manner to bind the interest of Landlord or Prime Lessor in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with the Tenant, including those who may furnish materials or perform labor for any of Tenant's construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to the Tenant herein. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises, and that it will save and hold the Landlord and Prime Lessor harmless from any and all liability, loss, damage, cost and expense arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of Landlord and the Prime Lessor in the Building.

      9. Estoppel Certificates. Upon delivery of the Premises to Tenant, and thereafter within ten (10) days following the written request of Landlord or the Prime Lessor, from time to time Tenant shall execute, acknowledge, and deliver to Landlord or to Prime Lessor or Prime Lessor's mortgagee, proposed mortgagee or proposed purchaser of the Building, an estoppel certificate stating whether this Sublease is in full force and effect and whether any changes may have been made to the original Sublease; whether there are any defaults by Landlord and, if so, the nature of such defaults; whether rent has been paid more than thirty
(30) days in advance; whether there are any security deposits; and such other matters pertaining to the status of this Sublease as Landlord or the Prime Lessor may reasonably request.

      10. Indemnification By Tenant. Tenant hereby releases Landlord and Prime Lessor from any liability for any loss or damage of any kind or for any injury or death of persons or damage to property of Tenant or any other person from any cause whatsoever by reason of the use, occupancy or enjoyment of the Premises by Tenant or any person therein holding under Tenant. Tenant shall indemnify, defend and save harmless Landlord and Prime Lessor, and each of their officers, directors, agents and employees, from all claims, actions, demands, damages, costs, expenses and liabilities whatsoever, including reasonable attorneys' fees, on account of any real or claimed loss, damage or liability occurring in or at the Premises, or arising out of the use, occupancy or enjoyment of the Premises, or occasioned in whole or in part by the act or omission of Tenant or its agents, contractors, employees, guests or invitees; provided, however, notwithstanding the foregoing, Tenant shall not be responsible for any of the foregoing to the extent directly attributable to the gross negligence or intentional misconduct of Landlord or Prime Lessor.

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

      11.   Insurance/Release

      (a) Insurance Coverages and Amounts. Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force the insurance coverages and amounts set forth in this section. Tenant shall maintain commercial general liability insurance, including contractual liability, broad form property damage liability, fire legal liability, premises and completed operations, and medical payments, with limits not less than one million dollars ($1,000,000) per occurrence and aggregate, insuring against claims for bodily injury, personal injury and property damage arising from the use, occupancy or maintenance of the Premises and the Building. The policy shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire. Any general aggregate shall apply on a per location basis. Tenant shall maintain business auto liability insurance with limits not less than one million dollars ($1,000,000) per accident covering owned, hired and non-owned vehicles used by Tenant. Tenant shall maintain umbrella excess liability insurance on a following form basis in excess of the required commercial general liability, business auto and employers liability insurance with limits not less than two million dollars ($2,000,000) per occurrence and aggregate. Tenant shall carry workers' compensation insurance for all of its employees in statutory limits in the state in which the Property is located and employers liability insurance which affords not less than five hundred thousand dollars ($500,000) for each coverage. Tenant shall maintain all risk property insurance for all personal property of Tenant and improvements, fixtures and equipment constructed or installed by Tenant in the Premises in an amount not less than the full replacement cost, which shall include business income and extra expense coverage with limits not less than fifty percent (50%) of gross revenues for a period of twelve (12) months. If required by Landlord, Tenant shall maintain plate glass insurance coverage against breakage of plate glass in the Premises. Any deductibles selected by Tenant shall be the sole responsibility of Tenant.

      (b) Insurance Requirements. All insurance and renewals thereof shall be issued by companies with a rating of at least "A-" "VIII" or better in the current edition of Best's Insurance Report and be licensed to do and doing business in the state in which the Property is located. Each policy shall expressly provide that the policy shall not be canceled or materially altered without thirty (30) days prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such thirty (30) days shall have expired. All liability insurance (except employers liability) shall name Landlord and any other parties designated by Landlord (including any investment manager, asset manager or property manager) as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose ) or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. All property insurance shall name Landlord as loss payee as respects Landlord's interest in any improvements and betterments. Tenant shall deliver certificates of insurance, acceptable to Landlord, to Landlord at least ten (10) days before the Commencement Date and at least ten (10) days before expiration of each policy. If Tenant fails to insure or fails to furnish any such insurance certificate, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them, and Tenant shall pay to Landlord on written demand, as additional rent, all premiums paid by Landlord.

      (c) Subrogation. Tenant waives, on behalf of all insurers, under all policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any such insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives, on behalf of all insurers under all policies of property insurance now or hereafter carried by Landlord insuring or covering the Property, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Tenant shall procure from each of the insurers under all policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord as required by this section 11.

      12. Holding Over. Unless otherwise agreed to in writing by Landlord and Tenant, if Tenant retains possession of the Premises, or any part thereof, after termination or expiration of the Term, Tenant shall be deemed to be in default hereunder, Landlord shall have any and all remedies provided for in this Sublease and at law or in equity, and Tenant shall pay Landlord rent for the time Tenant remains in possession at double the monthly rate in effect immediately prior to such termination or expiration. The provisions of this

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Section 14 do not exclude Landlord's right of re-entry or any other right hereunder and such holding over shall be deemed to constitute a renewal or extension of the Term.

      13. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be deemed to be given on the date which is three
(3) days after being deposited in the United States Mail, registered or certified mail, return receipt requested, postage prepaid, or if personally delivered, upon actual receipt, addressed as follows:

      If to Landlord:       NewSpace, Inc.
                            1360 Innerbelt Business Center Drive
                            St. Louis, MO 63114

      If to Tenant:         Build-A-Bear Workshop, L.L.C.
                            1954 Innerbelt Business Center Drive
                            St. Louis, MO 63114

subject to the right of either party to designate a different address or notice person by notice similarly given in accordance with the provision of this paragraph 15.

      14. Repairs and Maintenance. Tenant shall, at all times during the term of this Sublease and at Tenant's sole cost and expense, maintain and repair the Premises and every part thereof (except only the parts for which expressly made the responsibility of the Landlord under the Prime Lease) and all equipment, fixtures and improvements therein (including walls, floors, heating and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing fixtures and equipment, electrical components and mechanical systems) and keep all of the foregoing clean and in good order and operating condition, ordinary wear and tear excepted. Tenant shall not damage the Premises or disturb the integrity and support provided by any wall. Tenant shall, at Tenant's expense, promptly repair any damage to the Premises caused by Tenant or any agent, officer, employee, contractor, licensee or invitee of Tenant. Tenant shall take good care of the Premises and keep the Premises free from dirt, rubbish, waste and debris at all times. Tenant shall not overload the floors in the Premises or exceed the load-bearing capacity of the floors in the Premises. Tenant shall, at Tenant's expense, enter into a regularly scheduled preventive maintenance and service contract with a maintenance contractor approved in writing by Landlord for servicing all hot water, heating and air conditioning systems and equipment in the Premises. The maintenance and service contract shall include all services suggested by the equipment manufacturer and shall become effective (and Tenant shall deliver a copy to Landlord) within thirty (30) days after the Commencement Date. Sublessee shall, at the end of the term of this Sublease, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the same condition as when received, ordinary wear and tear excepted. Notwithstanding anything to the contrary contained in this section, Tenant's obligation under this section shall not include making (i) any repair or improvement necessitated by the negligence or willful misconduct of Landlord, its agents, employees, servants or contractors; or (ii) any repair or improvement caused by Landlord's failure to perform its obligations under the Prime Lease or this Sublease, as the case may be.

      15. Utility Services. Tenant shall pay, directly to the appropriate supplier before delinquency, for all water, gas, heat, light, power, telephone, sewer, refuse disposal and other utilities and services supplied to the Premises, together with all taxes, assessments, surcharges and similar expenses relating to such utilities and service. Tenant shall, at its expense, install separate meters for such services. If any such utilities or services are jointly metered with the Premises and the adjoining premises occupied by Landlord, Landlord shall determine Tenant's share of the cost as such jointly metered utilities and services based on Landlord's estimate of usage, and Tenant shall pay as additional rent Tenant's share of the cost of such jointly metered utilities and services to Landlord within twenty (20) days after receipt of Landlord's written statement for such cost. Tenant shall furnish the Premises with all telephone service, window washing, security service, janitor, scavenger and disposal services, and other services required by Tenant for the use of the Premises permitted by this Sublease. Tenant shall furnish all electric light bulbs and tubes and restroom supplies used in the Premises. Landlord shall not be in default under this Sublease or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated or a constructive or other eviction be deemed to have occurred by reason of, any interruption of or failure to supply or delay in supplying any such utilities and services or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any resource or form of energy or other service serving the Premises, whether such results from mandatory restrictions or voluntary compliance with guidelines.

      16. Eminent Domain. In the event title to the whole or a material part of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Sublease and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. Tenant hereby assigns to Prime Lessor Tenant's interest in any award granted pursuant to this Section 17; provided, however, nothing herein shall be deemed to give Prime Lessor any interest in or to require Tenant to assign to Prime Lessor any award made to Tenant for the taking of personal property or fixtures belonging to Tenant or for the interruption of or damage to Tenant's business or for any funds awarded for Tenant's relocation.

      17. Landlord's Remedies. All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this Sublease provided, Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements or conditions of this Sublease or the Prime Lease, and Landlord shall be entitled to recover all direct and consequential damages arising out of or caused by Tenant's violation of any of the covenants, agreements or conditions of this Sublease or the Prime Lease.

      (a) If Tenant shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, or (v) file an answer admitting the material allegations of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceeding, or if an order, judgment or decree shall be entered by any court of competent jurisdiction adjudicating Tenant a bankrupt or insolvent or approving a petition seeking reorganization of Tenant or appointing a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets, then, in any of such events, Landlord may terminate this Sublease by giving written notice to Tenant, and upon the giving of such notice the term of this Sublease and all right, title and interest of Tenant hereunder shall expire as fully and completely as if that day were the date herein specifically fixed for the expiration of the term.

      (b) If Tenant defaults in the payment of rent or Additional Rent and such default continues for ten (10) days after written notice to Tenant, or if Tenant defaults in the prompt and full performance of any other provision of this Sublease, and if such other default continues for thirty (30) days after written notice, or if the leasehold interest of Tenant be levied upon under execution or be attached by process of law, then, and in any such event, Landlord may, at its election, either terminate this Sublease and Tenant's right to possession of the Premises, or, without terminating this Sublease, re-enter and endeavor to relet the Premises. Nothing herein shall relieve Tenant of any obligation, including the payment of rent and Additional Rent, as provided in this Sublease.

      (c) Upon any termination of this Sublease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess the Premises, and to expel or remove Tenant and any others who may be occupying or within the Premises, and to remove any and all property therefrom, using such force as may be allowed by law, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's right to rent and Additional Rent, or any other right given to Landlord hereunder or by operation of law.

      (d) If Landlord elects, without terminating the Sublease, to endeavor to relet the Premises, Landlord may, at Landlord's option, enter into the Premises and take and hold possession thereof, without such entry and possession terminating the Sublease or releasing Tenant, in whole or in part, from Tenant's obligation to pay rent and Additional Rent hereunder for the full Term as hereinafter provided. Upon and after entry into possession without termination of the Sublease, Landlord shall endeavor in good faith (but without being obligated to incur out of pocket costs as part of such endeavor) to relet the Premises for the account of Tenant to any person, firm or corporation other than Tenant for such rent, for such time and upon such terms as Landlord shall determine to be reasonable. In any such case, Landlord may make repairs in or to the Premises as are necessary to restore the Premises to as good a condition as existed at the commencement date of this Sublease, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of the reletting. If the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay monthly the full amount of the rent and Additional Rent reserved in this Sublease, together with the cost of repairs and Landlord's expenses, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand.

      (e)  If Landlord elects to terminate this Sublease pursuant to this
Section 19, it being understood that Landlord may elect to terminate the Sublease after and notwithstanding its election to terminate Tenant's right to possession provided in Section 19(b) above. Landlord shall forthwith upon such termination be entitled to recover an amount equal to the damages sustained by Landlord as a result of Tenant's default hereunder, and in addition thereto, an amount equal to the rent provided in this Sublease for the residue of the Term, less the current rental value of the Premises for the residue of the Term.

      (f) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Sublease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof, Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not removed from the Premises or retaken from storage by Tenant within thirty (30) days after the end of the Term or of Tenant's right to possession of the Premises, however terminated, shall be conclusively deemed to have been forever abandoned by Tenant and either may be retained by Landlord as its property, or may be disposed of in such manner as Landlord may see fit.

      18. Subordination of Sublease. This Sublease is and shall be subject and subordinate to any and all mortgages, deeds of trust or land leases now existing upon or that may be hereafter placed upon the Premises, and to all advances made or to be made thereon, and all renewals, modifications, consolidations, replacements or extensions thereof, and the lien of any such mortgages, deeds of trust and land leases shall be superior to all rights hereby or hereunder vested in Tenant, to the full extent of all sums secured thereby. This provision shall be self-operative, and no further instrument of subordination shall be necessary to effectuate such subordination; and the recording of any such mortgage, deed of trust or land lease shall have preference and precedence and be superior and prior in lien to this Sublease, irrespective of the date of recording. In confirmation of such subordination, Tenant shall within ten (10) days after request of Landlord, Prime Lessor, or the holder of any such mortgage, deed of trust, or land lease, execute and deliver to Landlord, Prime Lessor or such holder, as the case may be, any instrument acknowledging such subordination that Landlord, Prime Lessor or such holder may reasonably request. Tenant agrees to attorn to any person or entity who may acquire title to the Building by way of transfer or foreclosure provided that such transferee or purchaser agrees to recognize Tenant's rights under this Sublease so long as Tenant is not in default in any of its obligations hereunder. Tenant shall also, within twenty (20) days after Landlord's or Prime Lessor's request, execute an attornment agreement evidencing the obligations of Tenant herein to attorn to such mortgagee in the event of a future succession of the rights of Landlord herein to any mortgagee, deed of trust holder or land lessor of the Premises. In the event of any act or omission of Landlord constituting a default by Landlord, Tenant shall not exercise any remedy until Tenant has given Landlord, Prime Lessor and any mortgagee, deed of trust holder or land lessor of the Building a prior thirty (30) day written notice of such act or omission; provided, however, if such act or omission cannot, with due diligence and in good faith, be remedied within such thirty (30) day period, Landlord, Prime Lessor and any mortgagee, deed of trust holder or land lessor shall be allowed such further period of time as may be reasonably necessary provided that it commences remedying the same with due diligence and in good faith within said thirty (30) day period.

      19. Prevailing Party. In the event of litigation between Landlord and Tenant in connection with this Sublease, in addition to any other relief therein granted, the prevailing party shall be entitled to judgment for reasonable attorneys' fees, costs of litigation, and court costs incurred therein.

      20. Governing Law. This sublease has been made and executed in the County of St. Louis, State of Missouri, and shall be governed and construed in accordance with the laws of the State of Missouri without regard to its conflict of laws provisions.

      21. Act of God or Force Majeure. Landlord or Tenant shall not be required to perform any covenant or obligation in this Sublease or be liable in damages for its nonperformance, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God or force majeure or by the other party. An "act of God" or "force majeure" is defined for purposes of this Sublease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of the party required to perform and which by the exercise of due diligence the party required to perform is unable to prevent or overcome. The foregoing provisions of this Section 23 shall not apply, however, to Tenant's obligation to timely pay rent, Additional Rent or any other monies payable by Tenant under this Sublease.

      22. Severability. The invalidity of any provision of this Sublease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

      23. Assignment and Sublease. Tenant shall not voluntarily or by operation of law assign or encumber any interest in this Sublease, or sublet any part of the Premises, without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

      IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year first above written.

LANDLORD:                               NEWSPACE, INC.,
                                        a Missouri corporation

                                        By: /s/ [ILLEGIBLE]
                                            -----------------------------------
                                        Its: CEO

TENANT:                                 BUILD-A-BEAR WORKSHOP, L.L.C.,
                                        a Missouri limited liability company

                                        By: Maxine Clark
                                            -----------------------------------
                                        Its: Manager

                                    EXHIBIT B

                                    SUBLEASE

                                  (SPACE 1990)

      THIS SUBLEASE ("Sublease") is made and entered into as of the 4/10 day of April, 2000, by and between NewSpace, Inc., a Missouri corporation ("Landlord"), and Build-A-Bear Workshop, Inc., a Delaware corporation ("Tenant").

      WITNESSETH, THAT;

      WHEREAS, Landlord is the tenant of the property known as 1990 Innerbelt Business Center Drive, located in St. Louis County, Missouri (the "Premises"); and

      WHEREAS, Landlord has agreed to sublease the Premises to Tenant.

      NOW, THEREFORE, in consideration of the premises, the mutual covenants, promises and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

      1. Sublease. Landlord hereby subleases the Premises to Tenant and Tenant hereby subleases the Premises from Landlord for the term, at the rental, and upon all the conditions set forth herein. This agreement constitutes a sublease, and Tenant acknowledges that Landlord's interest in the Building is as a tenant under a written lease with state of California Public Employees Retirement System (the "Prime Lessor"), dated July 26, 1986 and amended eight (8) times (the "Prime Lease"), a copy of which along with all amendments is attached hereto, marked Exhibit B and incorporated herein by reference. Except as provided herein, this Sublease is expressly made subject to all the terms and conditions of the Prime Lease, and, insofar as they relate to the Premises or the use and occupancy thereof, Tenant agrees to observe and comply with all covenants and obligations of Landlord under the Prime Lease.

      2. Term. The term of this Sublease (the "Term") shall commence April 10, 2000, and expire on June 30, 2003 unless extended as hereinafter provided.

      3. Option to Renew. Subject to the terms and conditions set forth herein, Tenant shall have the option to renew this Sublease for two additional terms of five (5) years each commencing on the first day following the expiration of the immediately preceding Term. So long as Tenant is not in default of a material covenant under this Sublease, Tenant may renew this Sublease as provided hereinabove upon giving Landlord written notice of such renewal not less than nine (9) months prior to the expiration of the initial Term or the renewal term, as appropriate. Any renewal of this Sublease shall be on the same terms and conditions of this Sublease except that the base rent payable during such renewal shall be the Fair Market Rental Rate determined in accordance with Paragraph 16(d) of the Amended and Restated Lease attached as Exhibit 4 to the 6th Amendment to the Prime Lease with respect to the Premises.

      4. Rental. Tenant shall pay to Landlord as base rent, commencing on June 14, 2000 (the "Rental Commencement Date"), without deduction, setoff, notice or demand, at c/o Robert Fox, NewSpace, Inc., 1960 Innerbelt Business Center Drive, St. Louis, Missouri 63114 or at such other place as Landlord shall designate from time to time by notice to Tenant, Two Thousand Six Hundred Seventy-Nine and 63/100 Dollars ($2,679.63) per month for each month during Term of this Sublease. For the period commencing on the Rental Commencement Date and ending on the last day of the month in which the Rental Commencement Date occurs, rental shall be apportioned on the basis of the number of days in said month.

      5. Additional Rent. As and for additional rent (the "Additional Rent") for the Premises, Tenant shall pay Landlord, commencing on the Rental Commencement Date, CAM Expenses, increases, if any, in Property Taxes of the Property Taxes paid by the Landlord under the Prime Lease in 2000, the Base Year, and Insurance Costs incurred by the Landlord under the Prime Lease over Insurance Costs incurred in 2000 (collectively, "Operating Costs"). The Tenant's prorata amount of Operating Costs shall be determined by multiplying the total amount of Operating Coats that Landlord is required to pay under the Prime Lease by a fraction, the numerator of which is 4,946 and the denominator of which is 45,696. Such additional rent shall be payable as and when Operating Costs are payable by Landlord under the Prime Lease. If the Prime Lease provides for the payment by Landlord of operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Prime Lease, the obligations of Landlord and Tenant hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Landlord and Tenant under this Subsection 5 shall survive such expiration or termination. Landlord shall, upon request by Tenant, furnish Tenant with copies of all statements submitted to Landlord of actual or estimated Operating Costs during the Term.

      6. Quiet Enjoyment. So long as Tenant shall observe and perform the covenants and agreements binding on it hereunder, Tenant shall, at all times during the Term, peacefully and quietly have and enjoy possession of the Premises without any encumbrance and hindrance by, from or through Landlord, or anyone else lawfully claiming an interest in the Premises, subject, however, to the terms and conditions of this Sublease.

      7. Use of the Premises. Tenant warrants and represents to Landlord that the Premises shall be used and occupied for the repository of goods to be sold on the Internet (but not for retail sales to the public from the Premises). Tenant shall occupy the Premises, conduct its business and control its employees, agents and invitees in such a manner as is lawful and reputable and without creating any nuisance. Tenant shall neither permit any waste on the Premises, nor allow anything to be stored in the Premises which would, in the reasonable opinion of Landlord, be extra hazardous on account of fire, or which would in any way increase or render void the fire insurance on the Premises.

      8. As-Is Condition. Tenant acknowledges that it has inspected the Premises or has had the Premises inspected by professional consultants retained by Tenant. Tenant is familiar with the condition of the Premises, and the Premises is acceptable to Tenant and Tenant accepts the Premises "AS IS". Tenant agrees to remove all alterations, additions, fixtures and improvements made by it to the Premises upon the expiration or earlier termination of this Sublease and restore the Premises to the condition in which the Premises existed before such alterations, additions, fixtures and improvements were made by Tenant to the Premises.

      9. Mechanic's Liens. Tenant shall have no authority, expressed or implied, to create or place any lien or encumbrance of any kind or nature whatsoever on, or in any manner to bind the interest of Landlord or Prime Lessor in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with the Tenant, including those who may furnish materials or perform labor for any of Tenant's construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to the Tenant herein. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises, and that it will save and hold the Landlord and Prime Lessor harmless from any and all liability, loss, damage, cost and expense arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of Landlord and the Prime Lessor in the Building.

      10. Estoppel Certificates. Upon delivery of the Premises to Tenant, and thereafter within ten (10) days following the written request of Landlord or the Prime Lessor, from time to time Tenant shall execute, acknowledge, and deliver to Landlord or to Prime Lessor or Prime Lessor's mortgagee, proposed mortgagee or proposed purchaser of the Building, an estoppel certificate stating whether this Sublease is in full force and effect and whether any changes may have been made to the original Sublease; whether there are any defaults by Landlord and, if so, the nature of such defaults; whether rent has been paid more than thirty
(30) days in advance; whether there are any security deposits; and such other matters pertaining to the status of this Sublease as Landlord or the Prime Lessor may reasonably request.

      11. Indemnification By Tenant. Tenant hereby releases Landlord and Prime Lessor from any liability for any loss or damage of any kind or for any injury or death of persons or damage to property of Tenant or any other person from any cause whatsoever by reason of the use, occupancy or enjoyment of the Premises by Tenant or any person therein holding under Tenant. Tenant shall indemnify, defend and save harmless Landlord and Prime Lessor, and each of their officers, directors, agents and employees, from all claims, actions, demands, damages, costs, expenses and liabilities whatsoever, including reasonable attorneys' fees, on account of any real or claimed loss, damage or liability occurring in or at the Premises, or arising out of the use, occupancy or enjoyment of the Premises, or occasioned in whole or in part by the act or omission of Tenant or its agents, contractors, employees, guests or invitees; provided, however, notwithstanding the foregoing, Tenant shall not be responsible for any of the foregoing to the extent directly attributable to the gross negligence or intentional misconduct of Landlord or Prime Lessor.

      12. Insurance/Release

      (a) Insurance Coverages and Amounts. Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force the insurance coverages and amounts set forth in this section. Tenant shall maintain commercial general liability insurance, including contractual liability, broad form property damage liability, fire legal liability, premises and completed operations, and medical payments, with limits not less than one million dollars ($1,000,000) per occurrence and aggregate, insuring against claims for bodily injury, personal injury and property damage arising from the use, occupancy or maintenance of the Premises and the Building. The policy shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire. Any general aggregate shall apply on a per location basis. Tenant shall maintain business auto liability insurance with limits not less than one million dollars ($1,000,000) per accident covering owned, hired and non-owned vehicles used by Tenant. Tenant shall maintain umbrella excess liability insurance on a following form basis in excess of the required commercial general liability, business auto and employers liability insurance with limits not less than two million dollars ($2,000,000) per occurrence and aggregate. Tenant shall carry workers' compensation insurance for all of its employees in statutory limits in the state in which the Property is located and employers liability insurance which affords not less than five hundred thousand dollars ($500,000) for each coverage. Tenant shall maintain all risk property insurance for all personal property of Tenant and improvements, fixtures and equipment constructed or installed by Tenant in the Premises in an amount not less than the full replacement cost, which shall include business income and extra expense coverage with limits not less than fifty percent (50%) of gross revenues for a period of twelve (12) months. If required by Landlord, Tenant shall maintain plate glass insurance coverage against breakage of plate glass in the Premises. Any deductibles selected by Tenant shall be the sole responsibility of Tenant.

      (b) Insurance Requirements. All insurance and renewals thereof shall be issued by companies with a rating of at least "A-" "VIII" or better in the current edition of Best's Insurance Report and be licensed to do and doing business in the state in which the Property is located. Each policy shall expressly provide that the policy shall not be canceled or materially altered without thirty (30) days prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such thirty (30) days shall have expired. All liability insurance (except employers liability) shall name Landlord and any other parties designated by Landlord (including any investment manager, asset manager or property manager) as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose )or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. All property insurance shall name Landlord as loss payee as respects Landlord's interest in any improvements and betterments. Tenant shall deliver certificates of insurance, acceptable to Landlord, to Landlord at least ten (10) days before the Commencement Date and at least ten (10) days before expiration of each policy. If Tenant fails to insure or fails to furnish any such insurance certificate, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them, and Tenant shall pay to Landlord on written demand, as additional rent, all premiums paid by Landlord.

      (c) Subrogation. Tenant waives, on behalf of all insurers, under all policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any such insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives, on behalf of all insurers under all policies of property insurance now or hereafter carried by Landlord insuring or covering the Property, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Tenant shall procure from each of the insurers under all policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord as required by this section 11.

      13. Holding Over. Unless otherwise agreed to in writing by Landlord and Tenant, if Tenant retains possession of the Premises, or any part thereof, after termination or expiration of the Term, Tenant shall be deemed to be in default hereunder, Landlord shall have any and all remedies provided for in this Sublease and at law or in equity, and Tenant shall pay Landlord rent for the time Tenant remains in possession at double the monthly rate in effect immediately prior to such termination or expiration. The provisions of this
Section 14 do not exclude Landlord's right of re-entry or any other right hereunder and such holding over shall be deemed to constitute a renewal or extension of the Term.

      14. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be deemed to be given on the date which is three (3) days after being deposited in the United States Mail, registered or certified mail, return receipt requested, postage prepaid, or if personally delivered, upon actual receipt, addressed as follows:

        If to Landlord:       NewSpace, Inc.
                              1960 Innerbelt Business Center Drive
                              St. Louis, MO 63114

        If to Tenant:         Build-A-Bear Workshop, L.L.C.
                              1954 Innerbelt Business Center Drive
                              St. Louis, MO 63114

subject to the right of either party to designate a different address or notice person by notice similarly given in accordance with the provision of this paragraph 15.

      15. Repairs and Maintenance. Tenant shall, at all times during the term of this Sublease and at Tenant's sole cost and expense, maintain and repair the Premises and every part thereof (except only the parts for which expressly made the responsibility of the Landlord under the Prime Lease) and all equipment, fixtures and improvements therein (including walls, floors, heating and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing fixtures and equipment, electrical components and mechanical systems) and keep all of the foregoing clean and in good order and operating condition, ordinary wear and tear excepted. Tenant shall not damage the Premises or disturb the integrity and support provided by any wall. Tenant shall, at Tenant's expense, promptly repair any damage to the Premises caused by Tenant or any agent, officer, employee, contractor, licensee or invitee of Tenant. Tenant shall take good care of the Premises and keep the Premises free from dirt, rubbish, waste and debris at all times. Tenant shall not overload the floors in the Premises or exceed the load-bearing capacity of the floors in the Premises. Tenant shall, at Tenant's expense, enter into a regularly scheduled preventive maintenance and service contract with a maintenance contractor approved in writing by Landlord for servicing all hot water, heating and air conditioning systems and equipment in the Premises. The maintenance and service contract shall include all services suggested by the equipment manufacturer and shall become effective (and Tenant shall deliver a copy to Landlord) within thirty (30) days after the Commencement Date. Sublessee shall, at the end of the term of this Sublease, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the same condition as when received, ordinary wear and tear excepted. Notwithstanding anything to the contrary contained in this section, Tenant's obligation under this section shall not include making (i) any repair or improvement necessitated by the negligence or willful misconduct of Landlord, its agents, employees, servants or contractors; or (ii) any repair or improvement caused by Landlord's failure to perform its obligations under the Prime Lease or this Sublease, as the case may be.

      16. Utility Services. Tenant shall pay, directly to the appropriate supplier before delinquency, for all water, gas, heat, light, power, telephone, sewer, refuse disposal and other utilities and services supplied to the Premises, together with all taxes, assessments, surcharges and similar expenses relating to such utilities and service. Tenant shall, at its expense, install separate meters for such services. If any such utilities or services are jointly metered with the Premises and the adjoining premises occupied by Landlord, Landlord shall determine Tenant's share of the cost as such jointly metered utilities and services based on Landlord's estimate of usage, and Tenant shall pay as additional rent Tenant's share of the cost of such jointly metered utilities and services to Landlord within twenty (20) days after receipt of Landlord's written statement for such cost. Tenant shall furnish the Premises with all telephone service, window washing, security service, janitor, scavenger and disposal services, and other services required by Tenant for the use of the Premises permitted by this Sublease. Tenant shall furnish all electric light bulbs and tubes and restroom supplies used in the Premises. Landlord shall not be in default under this Sublease or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated or a constructive or other eviction be deemed to have occurred by reason of, any interruption of or failure to supply or delay in supplying any such utilities and services or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any resource or form of energy or other service serving the Premises, whether such results from mandatory restrictions or voluntary compliance with guidelines.

      17. Eminent Domain. In the event title to the whole or a material part of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Sublease and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. Tenant hereby assigns to Prime Lessor Tenant's interest in any award granted pursuant to this Section 17; provided, however, nothing herein shall be deemed to give Prime Lessor any interest in or to require Tenant to assign to Prime Lessor any award made to Tenant for the taking of personal property or fixtures belonging to Tenant or for the interruption of or damage to Tenant's business or for any funds awarded for Tenant's relocation.

      18. Landlord's Remedies. All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this Sublease provided, Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements or conditions of this Sublease or the Prime Lease, and Landlord shall be entitled to recover all direct and consequential damages arising out of or caused by Tenant's violation of any of the covenants, agreements or conditions of this Sublease or the Prime Lease.

      (a) If Tenant shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, or (v) file an answer admitting the material allegations of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceeding, or if an order, judgment or decree shall be entered by any court of competent jurisdiction adjudicating Tenant a bankrupt or insolvent or approving a petition seeking reorganization of Tenant or appointing a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets, then, in any of such events, Landlord may terminate this Sublease by giving written notice to Tenant, and upon the giving of such notice the term of this Sublease and all right, title and interest of Tenant hereunder shall expire as fully and completely as if that day were the date herein specifically fixed for the expiration of the term.

      (b) If Tenant defaults in the payment of rent or Additional Rent and such default continues for ten (10) days after written notice to Tenant, or if Tenant defaults in the prompt and full performance of any other provision of this Sublease, and if such other default continues for thirty (30) days after written notice, or if the leasehold interest of Tenant be levied upon under execution or be attached by process of law, then, and in any such event, Landlord may, at its election, either terminate this Sublease and Tenant's right to possession of the Premises, or, without terminating this Sublease, re-enter and endeavor to relet the Premises. Nothing herein shall relieve Tenant of any obligation, including the payment of rent and Additional Rent, as provided in this Sublease.

      (c) Upon any termination of this Sublease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess the Premises, and to expel or remove Tenant and any others who may be occupying or within the Premises, and to remove any and all property therefrom, using such force as may be allowed by law, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's right to rent and Additional Rent, or any other right given to Landlord hereunder or by operation of law.

      (d) If Landlord elects, without terminating the Sublease, to endeavor to relet the Premises, Landlord may, at Landlord's option, enter into the Premises and take and hold possession thereof, without such entry and possession terminating the Sublease or releasing Tenant, in whole or in part, from Tenant's obligation to pay rent and Additional Rent hereunder for the full Term as hereinafter provided. Upon and after entry into possession without termination of the Sublease, Landlord shall endeavor in good faith (but without being obligated to incur out of pocket costs as part of such endeavor) to relet the Premises for the account of Tenant to any person, firm or corporation other than Tenant for such rent, for such time and upon such terms as Landlord shall determine to be reasonable. In any such case, Landlord may make repairs in or to the Premises as are necessary to restore the Premises to as good a condition as existed at the commencement date of this Sublease, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of the reletting. If the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay monthly the full amount of the rent and Additional Rent reserved in this Sublease, together with the cost of repairs and Landlord's expenses, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand.

      (e) If Landlord elects to terminate this Sublease pursuant to this Section 19, it being understood that Landlord may elect to terminate the Sublease after and notwithstanding its election to terminate Tenant's right to possession provided in Section 19 (b) above, Landlord shall forthwith upon such termination be entitled to recover an amount equal to the damages sustained by Landlord as a result of Tenant's default hereunder, and in addition thereto, an amount equal to the rent provided in this Sublease for the residue of the Term, less the current rental value of the Premises for the residue of the Term.

      (f) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Sublease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not removed from the Premises or retaken from storage by Tenant within thirty (30) days after the end of the Term or of Tenant's right to possession of the Premises, however terminated, shall be conclusively deemed to have been forever abandoned by Tenant and either may be retained by Landlord as its property, or may be disposed of in such manner as Landlord may see fit.

      19. Subordination of Sublease. This Sublease is and shall be subject and subordinate to any and all mortgages, deeds of trust or land leases now existing upon or that may be hereafter placed upon the Premises, and to all advances made or to be made thereon, and all renewals, modifications, consolidations, replacements or extensions thereof, and the lien of any such mortgages, deeds of trust and land leases shall be superior to all rights hereby or hereunder vested in Tenant, to the full extent of all sums secured thereby. This provision shall be self-operative, and no further instrument of subordination shall be necessary to effectuate such subordination; and the recording of any such mortgage, deed of trust or land lease shall have preference and precedence and be superior and prior in lien to this Sublease, irrespective of the date of recording. In confirmation of such subordination, Tenant shall within ten (10) days after request of Landlord, Prime Lessor, or the holder of any such mortgage, deed of trust, or land lease, execute and deliver to Landlord, Prime Lessor or such holder, as the case may be, any instrument acknowledging such subordination that Landlord, Prime Lessor or such holder may reasonably request. Tenant agrees to attorn to any person or entity who may acquire title to the Building by way of transfer or foreclosure provided that such transferee or purchaser agrees to recognize Tenant's rights under this Sublease so long as Tenant is not in default in any of its obligations hereunder. Tenant shall also, within twenty
(20) days after Landlord's or Prime Lessor's request, execute an attornment agreement evidencing the obligations of Tenant herein to attorn to such mortgagee in the event of a future succession of the rights of Landlord herein to any mortgagee, deed of trust holder or land lessor of the Premises. In the event of any act or omission of Landlord constituting a default by Landlord, Tenant shall not exercise any remedy until Tenant has given Landlord, Prime Lessor and any mortgagee, deed of trust holder or land lessor of the Building a prior thirty (30) day written notice of such act or omission; provided, however, if such act or omission cannot, with due diligence and in good faith, be remedied within such thirty (30) day period, Landlord, Prime Lessor and any mortgagee, deed of trust holder or land lessor shall be allowed such further period of time as may be reasonably necessary provided that it commences remedying the same with due diligence and in good faith within said thirty (30) day period.

      20. Prevailing Party. In the event of litigation between Landlord and Tenant in connection with this Sublease, in addition to any other relief therein granted, the prevailing party shall be entitled to judgment for reasonable attorneys' fees, costs of litigation, and court costs incurred therein.

      21. Governing Law. This Sublease has been made and executed in the County of St. Louis, State of Missouri, and shall be governed and construed in accordance with the laws of the State of Missouri without regard to its conflict of laws provisions.

      22. Act of God or Force Majeure. Landlord or Tenant shall not be required to perform any covenant or obligation in this Sublease or be liable in damages for its nonperformance, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God or force majeure or by the other party. An "act of God" or "force majeure" is defined for purposes of this Sublease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of the party required to perform and which by the exercise of due diligence the party required to perform is unable Co prevent or overcome. The foregoing provisions of this Section 23 shall not apply, however, to Tenant's obligation to timely pay rent, Additional Rent or any other monies payable by Tenant under this Sublease.

      23. Severability. The invalidity of any provision of this Sublease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

      24. Assignment and Sublease. Tenant shall not voluntarily or by operation of law assign or encumber any interest in this Sublease, or sublet any part of the Premises, without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

      IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year first above written.

LANDLORD:                                  NEWSPACE, INC.,
                                           a Missouri corporation

                                           By: /s/ Robert Fox
                                               --------------------------------
                                           Its: CEO

TENANT:                                    BUILD-A-BEAR WORKSHOP, INC.,
                                           a Delaware corporation

                                           By: /s/ Brian Vent
                                               --------------------------------
                                           Its: Manager

                                    EXHIBIT C

                              AMENDED AND RESTATED
                                INDUSTRIAL LEASE

                            BASIC LEASE INFORMATION

Date: June 14, 2000

Landlord: State of California Public Employees' Retirement System, a unit of the State and Consumer Services Agency of the State of California

Tenant: NewSpace, Inc., a Missouri corporation

Guarantor: None

Premises (section 1.1): The spaces in the buildings outlined in Exhibit A, containing approximately 45,696 square feet (more or less) of building area, the street addresses of which are known as Suite 1950-54 (13,362 square feet, more or less), Suite 1956 (6,186 square feet, more or less), Suite 1958 (5,309 square feet, more or less), Suite 1960-62 (7,943 square feet, more or less), Suite 1964 (7,949 square feet, more or less) and Suite 1990 (4,947 square feet, more or less)

Property (section 1.1): The land and the building(s) outlined in Exhibit A, containing approximately 192,963 square feet (more or less) of total building area, located in Overland, Missouri and known as Innerbelt Business Center

Term (section 2.1): 96 months

Commencement Date (section 2.1): June 14, 2000

Expiration Date (section 2.1): June 30, 2008

Monthly Base Rent (dollars
 per month) (section 3.1(a)): Months 1-12: $30,179.63 per month
                              Months 13-36: $30,596.30 per month
                              Months 37-60: $28,750.00 per month (subject to
                                  adjustment if Tenant elects to renew the Lease with respect to Suite 1990)
                              Months 61-96: $29,166.67 per month (subject to
                                  adjustment if Tenant elects to renew the Lease with respect to Suite 1990)

Tenant's Percentage
 Share (section 3.1(b)):      Months 1-36: 23.68%
                              Months 37-96: 21.12% (unless Tenant
                                  elects to renew the Lease with
                                  respect to Suite 1990, in which event
                                  the Percentage Share shall remain at 23.68%)

Property Taxes Base Year (section 3.1(b)): 2000

Insurance Costs Base Year (section 3.1(b)): 2000

Initial Additional Monthly Rent Estimate (dollars per month) (section 3.2(a)):
$3,389.12

Security Deposit (section 3.3): $28,251.67 Letter of Credit

Rent Payment Address (section 3.7): LaSalle Investment Management, Inc.
                                    St. Louis- MidCounty
                                    P.O. Box 73564
                                    Chicago, Illinois 60673-7584

Permitted Use of the Premises (section 4.1): General Office and Warehousing and Light Manufacturing

Landlord's Address (section 14.1): State of California Public Employees'
      Retirement System, c/o LaSalle Investment Management, Inc., 3424 Peachtree Road NE, Suite 300, Atlanta, GA 30326 Attn: Rebecca S. Smith and a copy simultaneously c/o Trammell Crow Company, 8000 Maryland Avenue, Suite
      850, St. Louis, Missouri 63105

Tenant's Address (section 14.1): NewSpace, Inc., 1960 Innerbelt Business Center Drive, Overland, Missouri 63114

Guarantor's Address (section 14.1): None

Real Estate Broker(s) (section 15.5): Crow Brokerage Co., Inc. (d/b/a Trammell Crow Company)

                                      (i)

Exhibit A - Plan(s) Outlining the Premises and the Property

Exhibit B - Description of Landlord's work

Exhibit C - Form of Memorandum Confirming Term

Exhibit D - Addendum

      The foregoing Basic Lease Information is incorporated in and made a part of the Lease to which it is attached. If there is any conflict between the Basic Lease Information and the Lease, the Basic Lease Information shall control.

NEWSPACE, INC.,              STATE OF CALIFORNIA PUBLIC EMPLOYEES'
a Missouri corporation       RETIREMENT SYSTEM, a unit of the State and
                             Consumer Services Agency of the State of California

                             By:  CalEast Industrial Investors, LLC.
By:_______________________        Its: Duly authorized agent
   Name __________________
   Title _________________        By:  LaSalle Investment Management, Inc.
                                  Its: Manager

                                  By:______________________________________
                                       Rebecca S. Smith
                                  Its: Vice President

                                      (ii)

                                TABLE OF CONTENTS

ARTICLE                                                                                 PAGE
-------                                                                                 ----
ARTICLE I Premises..............................................................          1
      1.1 Lease of Premises.....................................................          1

ARTICLE 2 Term..................................................................          1
      2.1 Term of Lease.........................................................          1
      2.2 Improvements..........................................................          1
      2.3 Adjustment of Commencement Date.......................................          2
      2.4 Holding Over..........................................................          2

ARTICLE 3 Rent..................................................................          2
      3.1 Base Rent and Additional Rent.........................................          2
      3.2 Procedures............................................................          2
      3.3 Security Deposit......................................................          3
      3.4 Late Payment..........................................................          3
      3.5 Other Taxes Payable by Tenant.........................................          3
      3.6 Certain Definitions...................................................          4
      3.7 Rent Payment Address..................................................          4

ARTICLE 4 Use of the Premises...................................................          4
      4.1 Permitted Use.........................................................          4
      4.2 Environmental Definitions.............................................          5
      4.3 Environmental Requirements............................................          5
      4.4 Compliance With Law...................................................          6
      4.5 Rules and Regulations.................................................          6
      4.6 Entry By Landlord.....................................................          6

ARTICLE 5 Utilities and Services................................................          6
      5.1 Tenant's Responsibilities.............................................          6

ARTICLE 6 Maintenance and Repairs...............................................          6
      6.1 Obligations of Landlord...............................................          6
      6.2 Obligations of Tenant.................................................          7

ARTICLE 7 Alteration of the Premises............................................          7
      7.1 No Alterations by Tenant..............................................          7
      7.2 Landlord's Property...................................................          8

ARTICLE 8 Indemnification and Insurance.........................................          8
      8.1 Damage or Injury......................................................          8
      8.2 Insurance Coverage and Amounts........................................          8
      8.3 Insurance Requirements ...............................................          8
      8.4 Subrogation ..........................................................          9
      8.5 Landlord Insurance Requirements ......................................          9

ARTICLE 9 Assignment or Sublease ...............................................          9
      9.1 Prohibition ..........................................................          9
      9.2 Landlord's Consent or Termination ....................................         10
      9.3 Completion ...........................................................         10
      9.4 Tenant Not Released ..................................................         10

ARTICLE 10 Events of Default and Remedies ......................................         10
      10.1 Default by Tenant ...................................................         10
      10.2 Termination .........................................................         11
      10.3 Continuation ........................................................         11
      10.4 Remedies Cumulative..................................................         11
      10.5 Tenant's Primary Duty ...............................................         11
      10.6 Abandoned Property ..................................................         11
      10.7 Landlord Default.....................................................         11

ARTICLE 11 Damage or Destruction ...............................................         12
      11.1 Restoration .........................................................         12
      11.2 Termination of Lease ................................. ..............         12

ARTICLE 12 Eminent Domain ......................................................         12
      12.1 Condemnation ........................................................         12
      12.2 Award .......................... ....................................         12

                                     (iii)

      12.3 Temporary Use........................................................         12
      12.4 Definition of Taking.................................................         13

ARTICLE 13 Subordination and Sale...............................................         13
      13.1 Subordination........................................................         13
      13.2 Sale of the Property.................................................         13
      13.3 Estoppel Certificate.................................................         13

ARTICLE 14 Notices..............................................................         13
      14.1 Method...............................................................         13

ARTICLE 15 Miscellaneous........................................................         14
      15.1 General..............................................................         14
      15.2 No Waiver............................................................         14
      15.3 Attorneys' Fees......................................................         14
      15.4 Exhibits.............................................................         14
      15.5 Broker(s)............................................................         14
      15.7 Entire Agreement.....................................................         14

Lease Guaranty

Exhibit A - Plan(s) Outlining the Premises and the Property

Exhibit B - Description of Landlord's Work

Exhibit C - Form of Memorandum Confirming Term

Exhibit D - Addendum

Other Attachments (if any)

                                      (iv)

                      AMENDED AND RESTATED INDUSTRIAL LEASE

            THIS AMENDED AND RESTATED LEASE, made as of the date specified in the BASIC LEASE INFORMATION, by and between STATE Of CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM, a unit of the State and Consumer Services Agency of the State of California ("Landlord"), and the tenant specified in the BASIC LEASE INFORMATION ("Tenant"),

                                   WITNESSETH:

                                   ARTICLE I
                                    Premises

            1.1 Lease of Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the term and subject to the covenants hereinafter set forth, to all of which Landlord and Tenant hereby agree, the space(s) in the building(s) specified in the BASIC LEASE INFORMATION (the "Premises") located on the real property specified in the BASIC LEASE INFORMATION (the "Property"), all as outlined on the plan(s) attached hereto as Exhibit A. The Property includes the land and the building(s) in which the Premises is located. Landlord and Tenant agree that, for purposes of this Lease, the Premises and the Property, respectively, each contains the number of square feet of building area specified in the BASIC LEASE INFORMATION and Tenant's Percentage Share specified in the BASIC LEASE INFORMATION is the ratio of such building area of the Premises to such building area of the Property. During the term of this Lease, Tenant shall have the nonexclusive right, in common with other tenants of the Property, to use only for their intended purposes the common areas (such as driveways, sidewalks, parking areas, loading areas and access roads) in the Property that are designated by Landlord as common areas and not leased to or allocated for the exclusive use of another tenant of the Property. Landlord shall have the right from time to time to change the size, location, configuration, character or use of any such common areas, construct additional improvements or facilities in any such common areas, or close any such common areas. Tenant shall not interfere with the rights of Landlord and other tenants of the Property to use such common areas.

                                    ARTICLE 2
                                      Term

            2.1 Term of Lease. The term of this Lease shall be the term specified in the BASIC LEASE INFORMATION, which shall commence on the commencement date specified in the BASIC LEASE INFORMATION (the "Commencement Date") and, unless sooner terminated as hereinafter provided, shall end on the expiration date specified in the BASIC LEASE INFORMATION (the "Expiration Date"). If Landlord, for any reason whatsoever, does not deliver possession of the Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, but, in such event, the Commencement Date shall be postponed until the date on which Landlord delivers possession of the Premises to Tenant and the Expiration Date shall be extended for an equal period (subject to adjustment in accordance with section 2.3 hereof). Tenant acknowledges that Tenant has inspected the Premises and the Property or has had the Premises and the Property inspected by professional consultants retained by Tenant. Tenant is familiar with the condition of the Premises and the Property, the Premises and the Property are suitable for Tenant's purposes, and, except for the improvements to be constructed or installed by Landlord pursuant to Exhibit B (if any), the condition of the Premises and the Property is acceptable to Tenant. Except for the improvements to be constructed or installed by Landlord pursuant to Exhibit B (if any), Landlord shall have no obligation to construct or install any improvements in the Premises or the Property or to remodel, renovate, recondition, alter or improve the Premises or the Property in any manner, and Tenant shall accept the Premises "as is" on the Commencement Date.

            2.2 Improvements. This section 2.2 shall apply only if Landlord is required to construct or install improvements in the Premises or the Property pursuant to Exhibit B. Landlord shall construct or install the improvements to be constructed or installed by Landlord pursuant to Exhibit B. Landlord shall deliver possession of the Premises to Tenant on the Commencement Date or the date of substantial completion of the improvements, whichever is later, and Tenant shall accept such delivery of the Premises. Notwithstanding section 2.1 hereof, the term of this Lease shall not commence until Landlord has substantially completed the improvements pursuant to Exhibit B attached hereto and delivered possession of the Premises to Tenant. The date of substantial completion of the improvements shall be the date on which construction is sufficiently complete, substantially in accordance with the plans and specifications, so the improvements may be used or occupied for their intended purpose as permitted under this Lease. If Landlord is delayed in substantially completing the improvements by any cause of delay for which Tenant is responsible, then Tenant shall pay to Landlord, as additional rent, the monthly Base Rent (based on the first month for which the Base Rent is to be paid) and the additional monthly rent payable under section 3.1 hereof, calculated on a per diem basis, multiplied by the number of days of such delay, which shall be due and payable on the Commencement Date specified in the BASIC LEASE INFORMATION for such delay before such date and monthly in arrears on the first day of each month thereafter for such delay after such date. If the improvements are substantially complete and the Premises is ready for occupancy by Tenant prior to the Commencement Date, Tenant shall have the right to take early occupancy of the Premises prior to the Commencement Date and the term of this Lease shall commence on such date of early occupancy by Tenant, in which event the Commencement Date shall be advanced to such date of early occupancy and the Expiration Date shall be advanced by an equal period (subject to adjustment in accordance with section 2.3 hereof). Tenant shall give Landlord written notice of Tenant's determination to take early occupancy of the Premises at least ten
(10) days in advance, which notice shall specify the date of such early occupancy.

            2.3 Adjustment of Commencement Date. If the Commencement Date as determined in accordance with section 2.1 or section 2.2 hereof would not be the first day of the month and the Expiration Date would not be the last day of the month, then the actual Commencement Date shall be the first day of the next calendar month following the date so determined and the actual Expiration Date shall be the last day of the appropriate calendar month so the term of this Lease shall be the full term specified in the Basic Lease Information. The period of the fractional month between the date so determined and the actual Commencement Date shall be on and subject to all of the covenants in this Lease and, on the actual Commencement Date, Tenant shall pay to Landlord, as additional rent, the monthly Base Rent (based on the first month for which the Base Rent is to be paid) and the additional monthly rent payable under section
3.1 hereof, calculated on a per diem basis, for such period. Landlord and Tenant each shall, promptly after the actual Commencement Date and the actual Expiration Date have been determined, execute and deliver to the other a Memorandum Confirming Term in the form of Exhibit C attached hereto, which shall set forth the actual Commencement Date and the actual Expiration Date for this Lease, but the term of this Lease shall commence and end in accordance with this Lease whether or not the Memorandum Confirming Term is executed.

            2.4 Holding Over. In the event that Tenant shall continue in occupancy of the Premises after the expiration of the Term, such occupancy shall not be deemed to extend or renew the term of this Lease, but such occupancy shall continue as a month-to-month tenancy at will upon the covenants, provisions and conditions herein contained at a monthly Base Rental equal to one hundred fifty percent (150%) of the monthly Base Rental in effect at the expiration of the term of this Lease.

                                    ARTICLE 3
                                      Rent

            3.1 Base Rent and Additional Rent. Tenant shall pay to Landlord the following amounts as rent for the Premises:

            (a) During the term of this Lease, Tenant shall pay to Landlord, as base monthly rent, the amount of monthly Base Rent specified in the Basic Lease Information.

            (b) During each calendar year (or part thereof) during the term of this Lease, Tenant shall pay to Landlord, as additional monthly rent:

                  (i) Tenant's Percentage Share specified in the Basic Lease Information of all CAM Expenses paid or incurred by Landlord in such year;

                  (ii) Tenant's Percentage Share specified in the Basic Lease Information of the total dollar increase, if any, in all Property Taxes paid or incurred by Landlord in such year over all Property Taxes paid or incurred by Landlord in the Base Year for Property Taxes specified in the Basic Lease Information; and

                  (iii) Tenant's Percentage Share specified in the Basic Lease Information of the total dollar increase, if any, in all Insurance Costs paid or incurred by Landlord in such year over all Insurance Costs paid or incurred by Landlord in the Base Year for Insurance Costs specified in the Basic Lease Information.

            (c) Throughout the term of this Lease, Tenant shall pay, as additional rent, all other amounts of money and charges required to be paid by Tenant under this Lease, whether or not such amounts of money or charges are designated "additional rent". As used in this Lease, "rent" shall mean and include all Base Rent, additional monthly rent and additional rent payable by Tenant in accordance with this Lease.

            3.2 Procedures. The additional monthly rent payable by Tenant pursuant to section 3.1(b) hereof (CAM Expenses, Property Taxes and Insurance Costs) shall be calculated and paid in accordance with the following procedures:

            (a) On or before the Commencement Date, or as soon thereafter as practicable, and on or before the first day of each subsequent calendar year during the term of this Lease, or as soon thereafter as practicable, Landlord shall give Tenant written notice of Landlord's estimate of the amounts payable under section 3.1(b) hereof for the balance of the first calendar year after the Commencement Date or for the ensuing calendar year, as the case may be. Landlord's estimate of the initial monthly rent payable by Tenant under section 3.1(b) hereof each month for the balance of the first calendar year after the Commencement Date is specified in the Basic Lease Information. Tenant shall pay such estimated amounts to Landlord in equal monthly installments, in advance, on or before the Commencement Date and on or before the first day of each month during such balance of the first calendar year after the Commencement Date or during such ensuing calendar year, as the case may be. If such notice is not given for any calendar year, Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given, and subsequent payments by Tenant shall be based on Landlord's current estimate. If, at any time, Landlord determines that the amounts payable under section 3.1(b) hereof for the current calendar year will vary from Landlord's estimate. Landlord may, by giving written notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate.

            (b) Within a reasonable time after the end of each calendar year, Landlord shall give Tenant a written statement of the amounts payable by Tenant under section 3.1(b) hereof for such calendar year certified by Landlord. If such statement shows a total amount owing by Tenant that is less than the estimated payments for such calendar year previously made by Tenant, Landlord shall credit the excess to the next monthly installments of the amounts payable by Tenant under section 3.1(b) hereof (or, if the term of this Lease has ended, Landlord shall refund the excess to Tenant with such statement). If such statement shows a total amount owing by Tenant that is more than the estimated payments for such calendar year previously made by Tenant, Tenant shall pay the deficiency to Landlord within fifteen (15) days after delivery of such statement (notwithstanding any assertion by Tenant that the written statement contains errors). Tenant or Tenant's authorized agent or representative shall have the right once each calendar year to inspect the books of Landlord relating to CAM Expenses, Property Taxes and Insurance Costs for the prior calendar year, after giving reasonable prior written notice to Landlord and during the business hours of Landlord at the office of Landlord's property manager for the Property, for the purpose of verifying the information in such statement. Unless Tenant asserts specific errors in writing to Landlord within forty-five (45) days after the date of the written statement received from Landlord, the statement shall be deemed conclusively correct. Landlord and Tenant shall attempt in good faith to resolve any timely objection made by Tenant to the written statement with respect to Landlord's calculation of the additional monthly rent payable by Tenant pursuant to Section 3.1(b) hereof for any fiscal year within sixty (60) days after Landlord's receipt of Tenant's written objection. If the dispute cannot be resolved by Landlord and Tenant within such period, the decision of Landlord's accountant, whose decision shall be based upon generally accepted accounting principals, shall be final and binding upon the parties. If the written statement is determined to overstate Tenant's additional monthly rent payable pursuant to Section 3.1(b) by more than five percent (5%), Landlord shall pay Tenant its reasonable costs and expenses incurred in connection with such audit within thirty (30) days after written notice of said determination is delivered to Landlord with an invoice therefor. Failure by Landlord to give any notice or statement to Tenant under this section 3.2 shall not waive Landlord's right to receive, or Tenant's obligation to pay, the amounts payable by Tenant under section 3.1(b) hereof.

            (c) If the term of this Lease commences or ends on a day other than the first or last day of a calendar year, respectively, the amounts payable by Tenant under section 3.1(b) hereof applicable to the calendar year in which such term commences or ends shall be prorated according to the ratio which the number of days during the term of this Lease in such calendar year bears to three hundred sixty-five (365). Termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to section 3.2(b) hereof to be performed after such termination.

            3.3 Security Deposit. Upon signing this Lease, Tenant shall pay to Landlord the amount of the security deposit specified in the Basic Lease Information (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the performance by Tenant of all of the covenants of this Lease to be performed by Tenant, and Tenant shall not be entitled to interest thereon. If Tenant fails to perform any of the covenants of this Lease to be performed by Tenant, then Landlord shall have the right, but no obligation, to apply the Security Deposit, or so much thereof as may be necessary, to cure any such failure by Tenant. If Landlord applies the Security Deposit or any part thereof to cure any such failure by Tenant, then Tenant shall immediately pay to Landlord the sum necessary to restore the Security Deposit to the full amount required by this section 3.3. Landlord shall return any remaining portion of the Security Deposit to Tenant within 30 days after termination of this Lease. Upon termination of the original Landlord's or any successor owner's interest in the Premises, the original Landlord or such successor owner shall be released from further liability with respect to the Security Deposit upon the original Landlord's or such successor owner's transferring the Security Deposit to the new owner and shall provide Tenant with an acknowledgment of receipt thereof by the successor owner.

            3.4 Late Payment. Tenant acknowledges that the late payment by Tenant of any monthly installment of Base Rent or additional monthly rent will cause Landlord to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. Such costs and expenses will include administration and collection costs and processing and accounting expanses. Therefore, if any monthly installment of Base Rent or additional monthly rent is not received by Landlord within five (5) days after such installment is due, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such delinquent installment. Landlord and Tenant agreed that such late charge represents a reasonable estimate of such costs and expenses and is fair reimbursement to Landlord. In no event shall such late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any monthly rent or prevent Landlord from exercising any right or enforcing any remedy available to Landlord upon Tenant's failure to pay each installment of monthly rent due under this Lease when due, including the right to terminate this Lease and recover all damages from Tenant. All amounts of money payable by Tenant to Landlord hereunder, if not paid when due, shall bear interest from the due date until paid at the rate of ten percent (10%) per annum, and Tenant shall pay such interest to Landlord on written demand.

            3.5 Other Taxes Payable by Tenant. Tenant shall reimburse Landlord upon written demand for all taxes, assessments, excises, levies, fees and charges, including all payments related to the cost of providing facilities or services, whether or not now customary or within the contemplation of Landlord and Tenant, that are payable by Landlord and levied, assessed, charged, confirmed or imposed by any public or government authority upon, or measured by, or reasonably attributable to (a) the cost or value of Tenant's furniture, fixtures, equipment and other personal property located in the Premises or the cost or value of any improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord, (b) any rent payable under this Lease, including any gross income tax or excise tax levied by any public or government authority with respect to the receipt of any such rent so long as such tax is a tax on rent, (c) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, exclusive of any gross income tax or excise tax levied by any public or government authority with respect to the same, or (d) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. Such taxes, assessments, excises, levies, fees and charges shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent) or franchise taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any such taxes, assessments, excises, levies, fees and charges. All taxes, assessments, excises, levies, fees and charges payable by Tenant under this section 3.5 shall be deemed to be, and shall be paid as, additional rent.

            3.6 Certain Definitions. As used in this Lease, certain words are defined as follows:

            (a) "CAM Expenses" shall mean all direct and indirect costs and expenses paid or incurred by Landlord in connection with the ownership, management, operation, maintenance or repair of the Property or providing services in accordance with this Lease, including license, permit and inspection fees; electricity, gas, fuel, steam, heat, light, power, water, sewer and other utilities; management fees and expenses; security, guard, extermination, water treatment, garbage and waste disposal, rubbish removal, plumbing and other services; snow and ice removal; maintenance of the fire suppression systems; landscape maintenance; supplies, tools, materials and equipment; accounting and other professional fees and expenses; painting the exterior of the Property; maintaining and repairing the foundations, the exterior walls and roof, the parking and loading areas, the sidewalks, landscaping and common areas, and the other parts of the Property; costs and expenses required by or resulting from compliance with any laws, ordinances, rules, regulations or orders applicable to the Property; and costs and expenses of contesting by appropriate proceedings any matter concerning managing, operating, maintaining or repairing the Property, or the validity or applicability of any law, ordinance, rule, regulation or order relating to the Property, or the amount or validity of any Property Taxes. CAM Expenses shall not include Property Taxes, Insurance Costs, charges payable by Tenant pursuant to section 3.5 hereof, depreciation on the Property, costs of tenants' improvements, real estate brokers' commissions, interest, or capital costs for major roof or major parking lot replacement or restoration work necessitated by fire or other casualty damage to the extent of net insurance proceeds received by Landlord with respect thereto; attorney's fees, accounting fees and expenditures incurred in connection with negotiations, disputes and claims of other tenants or occupants of the Property, or with other third parties except as specifically provided in this Lease; advertising expenses and other costs incurred in leasing or procuring new tenants; expenses for which the Landlord is or will be reimbursed by another source, excluding Tenant reimbursement for amounts payable under Section 3.1(b) hereof, including, but not limited to, repair or replacement of any item covered by warranty; expenses for the defense of the Landlord's title to the Property; structural repairs and replacement, depreciation and amortization of the Property or financing costs, including interest and principal amortization of debts; charitable and political contributions; costs to correct original or latent defects in the design, construction or equipment of the Property; the costs of alteration of any tenant's premises, except for any alterations required by law; or expenses in connection with services or other benefits of a type which are not provided or available to Tenant but which are provided to another tenant of the Property or which are paid to Landlord by such other tenant.

            (b) "Property Taxes" shall mean all taxes, assessments, excises, levies, fees and charges (and any tax, assessment, excise, levy, fee or charge levied wholly or partly in lieu thereof or as a substitute therefor or as an addition thereto) of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority on or against, or otherwise with respect to, the Property or any part thereof or any personal property used in connection with the Property. Property Taxes shall not include net income (measured by the income of Landlord from all sources or from sources other than solely rent) or franchise taxes of Landlord, unless levied or assessed against Landlord in whole or in part in lieu of, as a substitute for, or as an addition to any Property Taxes. Property Taxes shall not include charges payable by Tenant pursuant to section 3.5 hereof.

            (c) "Insurance Costs" shall mean all premiums and other charges for all property, earthquake, flood, loss of rental income, business interruption, liability and other insurance relating to the Property carried by Landlord.

            3.7 Rent Payment Address. Tenant shall pay all Base Rent and additional monthly rent under section 3.1 hereof to Landlord, in advance, on or before the first day of each and every calendar month during the term of this Lease. Tenant shall pay all rent to Landlord without notice, demand, deduction or offset, in lawful money of the United States of America, at the address for the payment of rent specified in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate in writing.

                                    ARTICLE 4
                              Use of the Premises

            4.1 Permitted Use. Tenant shall use the Premises only for the Permitted Use of the Premises specified in the Basic Lease Information and for lawful purposes incidental thereto, and no other purpose whatsoever. Tenant shall not do or permit to be done in, on or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, ordinance, rule, regulation or order now in force or which may hereafter be enacted, or which is prohibited by any insurance policy carried by Landlord for the Property, or will in any way increase the existing rate of. or disallow any fire rating or sprinkler credit, or cause a cancellation of, or affect any insurance for the Property. If Tenant causes any increase the premium for any insurance covering the Property carried by Landlord, Tenant shall pay to Landlord, on written demand as additional rent, the entire amount of such increase. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord or other tenants of the Property, or injure or annoy them. Tenant shall not use or allow the Premises to be used for any improper, immoral, unlawful or objectionable activity, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises. Tenant shall not store any materials, equipment or vehicles outside the Premises, provided, however, that Tenant shall be permitted to park its trucks on the parking lot overnight, and agrees that no washing of any type (including washing vehicles) shall take place in or outside the Premises, provided, however, that Tenant shall have the right to wash its vehicles, but only in the truck court area located behind the Premises. Tenant shall not receive, store or otherwise handle any product or material that is explosive or highly inflammable. Notwithstanding the foregoing, Tenant shall be entitled to use paints and adhesives which from time to time are customary in the operation of Tenant's business provided that such paints and adhesives shall only be used for Tenant's business (and Tenant shall not produce said paints or adhesives and the Premises) and no such paints or adhesives shall be stored in bulk at the Premises. Tenant's use, storage and disposal of all such paints and adhesives shall be in accordance with all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force, provided that Tenant shall pay to Landlord, on written demand, all cost and expense incurred by Landlord and attributable to Tenant's use, storage or disposal of such paints and/or adhesives including by way of example and not limitation, any additional sprinkler installations in the Premises. Landlord's consent to the use of such paints and adhesives does not relieve Tenant of any obligations or indemnities under this Lease, including, but not limited to, any obligations and indemnities under Article 4 of this Lease, with respect to the use, storage or disposal of such paints and/or adhesives or release Tenant from the obligation to pay any increased insurance premiums that may be attributable to the use, storage or disposal of such paints and/or adhesives by Tenant at the Premises. Tenant shall not install any signs on the Premises without the prior written consent of Landlord. Tenant shall, at Tenant's expense, remove all such signs prior to or upon termination of this Lease, repair any damage caused by the installation or removal of such signs, and restore the Premises to the condition that existed before installation of such signs.

            4.2 Environmental Definitions. As used in this Lease, "Hazardous Material" shall mean any substance that is (a) defined under any Environmental Law as a hazardous substance, hazardous waste, hazardous material, pollutant or contaminant, (b) a petroleum hydrocarbon, including crude oil or any fraction or mixture thereof, (c) hazardous, toxic, corrosive, flammable, explosive, infectious, radioactive, carcinogenic or a reproductive toxicant, or (d) otherwise regulated pursuant to any Environmental Law. As used in this Lease, "Environmental Law" shall mean all federal, state and local laws, statutes, ordinances, regulations, rules, judicial and administrative orders and decrees, permits, licenses, approvals, authorizations and similar requirements of all federal, state, and local governmental agencies or other governmental authorities pertaining to the protection of human health and safety or the environment, now existing or later adopted during the term of this Lease. As used in this Lease, "Permitted Activities" shall mean the lawful activities of Tenant that are part of the ordinary course of Tenant's business in accordance with the Permitted Use specified in the Basic Lease Information. As used in this Lease, "Permitted Materials" shall mean the materials handled by Tenant in the ordinary course of conducting Permitted Activities.

            4.3 Environmental Requirements. Tenant hereby agrees that: (a) Tenant shall not conduct, or permit to be conducted, on the Premises any activity which is not a Permitted Activity; (b) Tenant shall not use, store or otherwise handle, or permit any use, storage or other handling of, any Hazardous Material which is not a Permitted Material on or about the Premises; (c) Tenant shall obtain and maintain in effect all permits and licenses required pursuant to any Environmental Law for Tenant's activities on the Premises, and Tenant shall at all times comply with all applicable Environmental Laws; (d) Tenant shall not engage in the storage, treatment or disposal on or about the Premises of any Hazardous Material except for any temporary accumulation of waste generated in the course of Permitted Activities; (e) Tenant shall not install any aboveground or underground storage tank or any subsurface lines for the storage or transfer of any Hazardous Material, except for the lawful discharge of waste to the sanitary sewer, and Tenant shall store all Hazardous Materials in a manner that protects the Premises, the Property and the environment from accidental spills and releases; (f) Tenant shall not cause or permit to occur any release of any Hazardous Material or any condition of pollution or nuisance on or about the Premises, whether affecting surface water or groundwater, air, the land or the subsurface environment; (g) Tenant shall promptly remove from the Premises any Hazardous Material introduced, or permitted to be introduced, onto the Premises by Tenant which is not a Permitted Material and, on or before the date Tenant ceases to occupy the Premises, Tenant shall remove from the Premises all Hazardous Materials and all Permitted Materials handled by or permitted on the Premises by Tenant; and (h) if any release of a Hazardous Material to the environment, or any condition of pollution or nuisance, occurs on or about or beneath the Premises as a result of any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. Tenant shall, at Tenant's sole cost and expense, promptly undertake all remedial measures required to clean up and abate or otherwise respond to the release, pollution or nuisance in accordance with all applicable Environmental Laws. Landlord and Landlord's representatives shall have the right, but not the obligation, to enter the Premises at any reasonable time for the purpose of inspecting the storage, use and handling of any Hazardous Material on the Premises in order to determine Tenant's compliance with the requirements of this Lease and applicable Environmental Law. If Landlord gives written notice to Tenant that Tenant's use, storage or handling of any Hazardous Material on the Premises may not comply with this Lease or applicable Environmental Law, Tenant shall correct any such violation within five (5) days after Tenant's receipt of such notice from Landlord. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, actions, judgments, liabilities, costs, expenses, losses, damages, penalties, fines and obligations of any nature (including reasonable attorneys' fees and disbursements incurred in the investigation, defense or settlement of claims) that Landlord may incur as a result of, or in connection with, claims arising from the presence, use, storage, transportation, treatment, disposal, release or other handling, on or about or beneath the Premises, of any Hazardous Material introduced or permitted on or about or beneath the Premises by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. The liability of Tenant under this section 4.3 shall survive the termination of this Lease with respect to acts or omissions that occur before such termination. Notwithstanding anything to the contrary herein, in the event any governmental authorities require the removal of any Hazardous Materials located and existing on the Premises prior to July 29, 1986 and, with respect to Suites

1950-1954 and Suite 1956 prior to the date of Tenant's possession of such portion of the Premises. Landlord shall be solely responsible for the payment of all costs in connection therewith, including the costs of removal or encapsulation and the costs of repair and restoration of the Premises to the condition existing immediately prior to such required removal or encapsulation and Tenant's rent shall abate proportionately to Tenant's ability to continue the operation of its business from the Premises during the period of such work. In the event a governmental authority requires the removal of any Hazardous Materials brought, stored or discharged upon the Premises by Tenant, its contractors, subcontractors, agents, employees or servants, Tenant shall be solely responsible for all such costs including, but not limited to, removal, encapsulation and fines levied by such governmental authorities.

            4.4 Compliance with Law. Tenant shall, at Tenant's sole cost and expense, promptly comply with all laws, ordinances, rules, regulations, orders and other requirements of any government or public authority now in force or which may hereafter be in force, with all requirements of any board of fire underwriters or other similar body now or hereafter constituted, and with all directions and certificates of occupancy issued pursuant to any law by any governmental agency or officer, insofar as any thereof relate to or are required by the condition, use or occupancy of the Premises or the operation, use or maintenance of any personal property, fixtures, machinery, equipment or improvements in the Premises, but Tenant shall not be required to make structural changes unless structural changes are related to or required by Tenant's acts or use of the Premises or by improvements made by or for Tenant.

            4.5 Rules and Regulations. Tenant shall faithfully observe and fully comply with all rules and regulations (the "Rules and Regulations") from time to time made in writing by Landlord for the safety, care, use and cleanliness of the Property or the common areas of the Property and the preservation of good order therein. If there is any conflict, this Lease shall prevail over the Rules and Regulations.

            4.6 Entry by Landlord. Landlord shall have the right to enter the Premises at any time to (a) inspect the Premises upon three (3) days' prior written notice, during normal business hours, expect in case of emergency, (b) exhibit the Premises to prospective purchasers, lenders or tenants, (c) determine whether Tenant is performing all of Tenant's obligations, (d) supply any service to be provided by Landlord (e) post notices of nonresponsibility, and (f) make any repairs to the Premises, or make any repairs to any adjoining space or utility services, or make any repairs, alterations or improvements to any other portion of the Property, provided all such work shall be done as promptly as reasonably practicable and so as to cause as little interference to Tenant as reasonably practicable. Tenant waives all claims for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry. Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of such means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

                                    ARTICLE 5
                             Utilities and Services

            5.1 Tenant's Responsibilities. Tenant shall pay, directly to the appropriate supplier before delinquency, for all water, gas, heat, light, power, telephone, sewer, refuse disposal and other utilities and services supplied to the Premises, together with all taxes, assessments, surcharges and similar expenses relating to such utilities and services. If any such utilities or services are jointly metered with the Premises and another part of the Property, Landlord shall determine Tenant's share of the cost of such jointly metered utilities and services based on Landlord's estimate of usage, and Tenant shall pay as additional rent, Tenant's share of the cost of such jointly metered utilities and services to Landlord within twenty (20) days after receipt of Landlord's written statement for such cost. Tenant shall furnish the Premises with all telephone service, window washing, security service, janitor, scavenger and disposal services, and other services required by Tenant for the use of the Premises permitted by this Lease. Tenant shall furnish all electric light bulbs and tubes and restroom supplies used in the Premises. Landlord shall not be in default under this Lease or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated or a constructive or other eviction be deemed to have occurred by reason of, any interruption of or failure to supply or delay in supplying any such utilities and services or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any resource or form of energy or other service serving the Premises or the Property, whether such results from mandatory restrictions or voluntary compliance with guidelines.

                                    ARTICLE 6
                             Maintenance and Repairs

            6.1 Obligations of Landlord. Landlord shall maintain and repair only the foundations, the exterior walls (which shall not include windows, glass or plate glass, doors, special fronts, entries, or the interior surfaces of exterior walls, all of which shall be the responsibility of Tenant), the roof and other structural components of the Premises and the common areas of the Property and keep them in good condition, reasonable wear and tear excepted. Tenant shall give Landlord written notice of the need for any maintenance or repair for which Landlord is responsible, after which Landlord shall have a reasonable opportunity to perform the maintenance or make the repair, and Landlord shall not be liable for any failure to do so unless such failure continues for an unreasonable time after Tenant gives such written notice to Landlord. Tenant waives any right to perform maintenance or make repairs for which Landlord is responsible at Landlord's expense. Landlord's liability with respect to any maintenance or repair for which Landlord is responsible shall be limited to the cost of the maintenance or repair. Any damage to any part of the Property for which Landlord is responsible that is caused by Tenant or any agent, officer, employee, contractor, licensee or invitee of Tenant shall be repaired by Landlord at

Tenant's expense and Tenant shall pay to Landlord, upon billing by Landlord, as additional rent, the cost of such repairs incurred by Landlord.

            6.2 Obligations of Tenant. Tenant shall, at all times during the term of this Lease and at Tenant's sole cost end expense, maintain and repair the Premises and every part thereof (except only the parts for which Landlord is expressly made responsible under this Lease) and all equipment, fixtures and improvements therein (including windows, glass, plate glass, doors, special fronts, entries, the interior surfaces of exterior walls, interior walls, floors, heating and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing fixtures and equipment, electrical components and mechanical systems) and keep all of the foregoing clean and in good order and operating condition, ordinary wear and tear excepted. Tenant shall not damage the Premises or disturb the integrity and support provided by any wall. Tenant shall, at Tenant's expense, promptly repair any damage to the Premises caused by Tenant or any agent, officer, employee, contractor, licensee or invitee of Tenant. Tenant shall take good care of the Premises and keep the Premises free from dirt, rubbish, waste and debris at all times. Tenant shall not overload the floors in the Premises or exceed the load-bearing capacity of the floors in the Premises. Tenant shall, at Tenant's expense, enter into a regularly scheduled preventative maintenance and service contract with a maintenance contractor approved in writing by Landlord for servicing all hot water, heating and air conditioning systems and equipment in the Premises. The maintenance and service contract shall include all services suggested by the equipment manufacturer and shall become effective (and Tenant shall deliver a copy to Landlord) within thirty
(30) days after the Commencement Date. Tenant shall, at the end of the term of this Lease, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the same condition as when received, ordinary wear and tear excepted. Notwithstanding anything to the contrary contained in this Article 6, Tenant's obligation under this Section 6 shall not include making (i) any repair or improvement necessitated by the negligence or willful misconduct of Landlord, its agents, employees, servants or contractors; or (ii) any repair or improvement caused by Landlord's failure to perform its obligations under this Lease.

                                    ARTICLE 7
                           Alteration of the Premises

            7.1 No Alterations by Tenant. Tenant shall not make any alterations, additions or improvements in or to the Premises or any part thereof, or attach any fixtures or equipment thereto, without Landlord's prior written consent. Notwithstanding the preceding sentence, Tenant may make such alterations, additions or improvements without Landlord's consent only if the total cost of such alterations, additions or improvements is ten thousand dollars ($10,000) or less and such alterations, additions or improvements will not affect in any way the structural, exterior or roof elements of the Property or the mechanical, electrical, plumbing or life safety systems of the Property, but Tenant shall give prior written notice of any such alterations, additions or improvements to Landlord. All alterations, additions and improvements (except improvements made by Landlord pursuant to Exhibit B. if any, in or to the Premises to which Landlord consents shall be made by Tenant at Tenant's sole cost and expense as follows:

            (a) Tenant shall submit to Landlord, for Landlord's written approval, which shall not be unreasonably withheld or delayed, complete plans and specifications for all work to be done by Tenant. Such plans and specifications shall be prepared by responsible licensed architect(s) and engineer(s), shall comply with all applicable codes, laws, ordinances, rules and regulations, shall not adversely affect any systems, components or elements of the Property, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the Property, and shall be otherwise satisfactory to Landlord in Landlord's reasonable discretion.

            (b) Tenant shall obtain all required permits for the work. Tenant shall engage responsible licensed contractor(s) to perform all work. Tenant shall perform all work in accordance with the plans and specifications approved by Landlord, which shall not be unreasonably withheld or delayed, in a good and workmanlike manner, in full compliance with all applicable laws, codes, ordinances, rules and regulations, and free and clear of any mechanics' liens. Tenant shall pay for all work (including the cost of all utilities, permits, fees, taxes, and property and liability insurance premiums in connection therewith) required to make the alterations, additions and improvements. Tenant shall pay to Landlord all direct costs and shall reimburse Landlord for all expenses incurred by Landlord in connection with the review, approval and supervision of any alterations, additions or improvements made by Tenant. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of design of any work, construction of any work, or delay in completion of any work.

            (c) Tenant shall give written notice to Landlord of the date on which construction of any work will be commenced at least five (5) days prior to such date. Tenant shall keep the Premises and the Property free from mechanics', material men's and all other liens arising out of any work performed, labor supplied, materials furnished or other obligations incurred by Tenant. Tenant shall promptly and fully pay and discharge all claims on which any such lien could be based. Tenant shall have the right to contest the amount or validity of any such lien, provided Tenant gives prior written notice of such contest to Landlord, prosecutes such contest by appropriate proceedings in good faith and with diligence, and, upon request by Landlord, furnishes such bond as may be required by law or such security as Landlord may require to protect the Premises and the Property from such lien. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Property from such liens, and to take any other action Landlord deems necessary to remove or discharge liens or encumbrances at the expense of Tenant.

            7.2 Landlord's Property. All alterations, additions, fixtures and improvements, including improvements made pursuant to Exhibit B (if any), whether temporary or permanent in character, made in or to the Premises by Landlord or Tenant, shall become pan of the Property and Landlord's property. Upon termination of this Lease, Landlord shall have the right, at Landlord's option, by giving written notice to Tenant at any time before or within sixty
(60) days after such termination, to retain all such alterations, additions, fixtures, built-ins, and improvements in the Premises (provided said alterations, additions, fixtures, built-ins, and improvements, including any built-in items, have been paid for by Landlord pursuant to any tenant improvement or construction allowance), without compensation to Tenant, or to remove all such alterations, additions, fixtures, built-ins and improvements from the Premises, repair all damage caused by any such removal, and restore the Premises to the condition in which the Premises existed before such alterations, additions, fixtures, built-ins and improvements were made, and in the latter case Tenant shall pay to Landlord, upon billing by Landlord, the cost of such removal, repair and restoration (including a reasonable charge for Landlord's overhead and profit), Notwithstanding the foregoing, all built-in movable furniture (paid for exclusively by Tenant), equipment, trade fixtures, computers, office machines and other personal property shall remain the properly of Tenant. Upon termination of this Lease, Tenant shall, at Tenant's expense, remove all such built-in movable furniture, equipment, trade fixtures, computers, office machines and other personal property from the Property and repair all damage caused by any such removal. Termination of this Lease shall not affect the obligations of Tenant pursuant to this section 7.2 to be performed after such termination.

                                    ARTICLE 8
                          Indemnification and Insurance

            8.1 Damage or Injury. Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord, for any damage to or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises or the Property arising at any time and from any cause whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising from or related to any use or occupancy of the Premises, or any condition of the Premises, or any default in the performance of Tenant's obligations under this Lease, or any damage 10 any property (including property of employees and invitees of Tenant) or any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant) occurring in, on or about the Premises or any part thereof arising at any time and from any cause whatsoever (except to the extent caused by the gross negligence or willful misconduct of Landlord) or occurring in, on or about any part of the Property other than the Premises when such damages, bodily or personal injury, illness or death is caused by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees. Landlord shall indemnify and defend Tenant against and hold Tenant harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys' fees and disbursements, arising from or related to the willful misconduct or gross negligence of Landlord with respect to the common areas of the Property resulting in any damage to property (subject to Section 8.4 hereof), or any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant) (except to the extent such damage to property, bodily or personal injury, illness or death is caused by any act or omission of Tenant or its agents, officers, employees, contractors, invitees or licensees). This section 8.1 shall survive the termination of this Lease with respect to any damage, bodily or personal injury, illness or death occurring prior 10 such termination.

            8.2 Insurance Coverage and Amounts. Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force the insurance coverages and amounts set forth in this section 8.2. Tenant shall maintain commercial general liability insurance, including contractual liability, broad form property damage liability, fire legal liability, premises and completed operations, and medical payments, with limits not less than one million dollars ($1,000,000) per occurrence and aggregate, insuring against claims for bodily injury, personal injury and property damage arising from the use, occupancy or maintenance of the Premises and the Property. The policy shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire. Any general aggregate shall apply on a per location basis. Tenant shall maintain business auto liability insurance with limits not less than one million dollars ($1,000,000) per accident covering owned, hired and non-owned vehicles used by Tenant. Tenant shall maintain umbrella excess liability insurance on a following form basis in excess of the required commercial general liability, business auto and employers liability insurance with limits not less than two million dollars ($2,000,000) per occurrence and aggregate. Tenant shall carry workers' compensation insurance for all of its employees in statutory limits in the state in which the Property is located and employers liability insurance which affords not less than five hundred thousand dollars ($500,000) for each coverage. Tenant shall maintain all risk property insurance for all personal property of Tenant and improvements, fixtures and equipment constructed or installed by Tenant in the Premises in an amount not less than the full replacement cost, which shall include business income and extra expense coverage with limits not less than fifty percent (50%) of gross revenues for a period of twelve (12) months. If required by Landlord, Tenant shall maintain plate glass insurance coverage against breakage of plate glass in the Premises. Any deductibles selected by Tenant shall be the sole responsibility of Tenant.

            8.3 Insurance Requirements. All insurance and all renewals thereof shall be issued by companies with a rating of at least "A-" "VIII" or better in the current edition of Best's Insurance Reports and be licensed to do and doing business in the state in which the Property is located. Each policy shall expressly provide that the policy shall not be canceled or materially altered without thirty (30) days prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such period of thirty (30) days shall have expired. All liability insurance (except employers liability) shall name Landlord and any oilier parties designated by Landlord (including any investment manager, asset manager or property manager) as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. All property insurance shall name Landlord as loss payee as respects Landlord's interest in any improvements and betterments. Tenant shall deliver certificates of insurance, acceptable to Landlord, to Landlord at least ten (10) days before the Commencement Date and at least ten (10) days before expiration of each policy. If Tenant fails to insure or fails to furnish any such insurance certificate, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them, and Tenant shall pay to Landlord on written demand, as additional rent, all premiums paid by Landlord.

            8.4 Subrogation. Tenant waives, on behalf of all insurers, under all policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any such insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives, on behalf of all insurers under all policies of property insurance now or hereafter carried by Landlord insuring or covering the Property, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any such insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Tenant shall procure from each of the insurers under all policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord as required by this section 8.4.

            8.5 Landlord Insurance Requirements. Landlord shall, at all times during the term of this Lease, secure and maintain:

            (a) All risk property insurance coverage on the Property. Landlord shall not be obligated to insure any furniture, equipment, trade fixtures, machinery, goods, or supplies which Tenant may keep or maintain in the Premises or any alteration, addition or improvement which Tenant may make upon the Premises. In addition, Landlord shall secure and maintain rental income insurance. Landlord may elect to self-insure for the coverage's required under this Section 8.5. If the annual cost to Landlord for such property or rental income insurance exceeds the standard rates because of the nature of Tenant's operations, Tenant shall, upon the receipt of appropriate invoices, reimburse Landlord for such increased cost.

            (b) Commercial general liability insurance with limits not less than 55,000,000 per occurrence and aggregate. Such insurance shall be in addition to, and not in lieu of, insurance required to be maintained by Tenant. Landlord may elect to self-insure for this coverage. Tenant shall not be named as an additional insured on any policy of liability insurance maintained by Landlord.

                                    ARTICLE 9
                             Assignment or Sublease

            9.1 Prohibition. Tenant shall not, directly or indirectly, without the prior written consent of Landlord (which consent shall not be unreasonably withheld or delayed), assign this Lease or any interest herein, or sublease the Premises or any part thereof, or permit the use or occupancy of the Premises by any person or entity other than Tenant. Tenant shall not, directly or indirectly, without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed, pledge, mortgage or hypothecate this Lease or any interest herein. Notwithstanding the foregoing grammatical sentence, Landlord hereby consents to the sublease from time to time of all or any portion of the Premises to Build-A-Bear Workshop, L.L.C., a Missouri limited liability company ("Build-A-Bear"). This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant involuntarily or by operation of law without the prior written consent of Landlord. For purposes of this Lease, any of the following transfers on a cumulative basis shall constitute an assignment of this Lease that requires the prior written consent of Landlord: if Tenant is a corporation, the transfer of more than forty-nine percent (49%) of the stock of the corporation if Tenant is a partnership, the transfer of more than forty-nine percent (49%) of the capital or profits interest in the partnership; and if Tenant is a trust, the transfer of more than forty-nine (49%) of the beneficial interest under the trust. Any of the foregoing acts, without such prior written consent of Landlord, shall be void and shall, at the option of Landlord, constitute a default that entitles Landlord to terminate this Lease. Tenant agrees that the instrument by which any assignment or sublease to which Landlord consents is accomplished shall expressly provide that the assignee or subtenant will perform all of the covenants to be performed by Tenant under this Lease (in the case of a sublease, only insofar as such covenants relate to the portion of the Premises subject to such sublease and provided further, that only in the event of a sublease of all or a portion of the Premises to Build-A-Bear, Build-A-Bear shall not be required to carry business income and extra expense insurance) as and when performance is due after the effective date of the assignment or sublease and that Landlord will have the right to enforce such covenants directly against such assignee or subtenant. Any purported assignment or sublease without an instrument containing the foregoing provisions shall be void. Tenant shall in all cases remain liable for the performance by any assignee or subtenant of all such covenants.

            Without first obtaining Landlord's written consent, the Tenant named herein may, at any time and from time to time, assign its interest under this Lease or sublet all or any part of the Premises to a Related Corporation (as hereinafter defined) to the Tenant named herein or a Successor Corporation (as hereinafter defined) to the Tenant named herein (provided said Related Corporation or Successor Corporation, as the case may be, has a net worth as of the date of said assignment or transfer equal to or greater than that of Tenant, expressly assumes this Lease and Tenant's obligations hereunder, without release of the Tenant named herein, and delivers to Landlord such assumption in writing prior to the effective date of such assignment or sublease). The term "Related Corporation" means a corporation, partnership, or other business entity, which, directly or indirectly controls, is controlled by, or is under common control with, another corporation, partnership, or other business entity. If more than fifty percent (50%) of the voting stock of a corporation shall be owned by another corporation or by any partnership or other business entity, the corporation whose stock is 50 owned shall be deemed to be controlled by the corporation, partnership, or business entity owning such stock. The term "Successor Corporation" means a corporation or other business entity into or with which another corporation or other business entity shall be merged or consolidated or to which all or substantially all of the assets of such other corporation or other business entity shall be transferred.

            9.2 Landlord's Consent or Termination. If Tenant wishes to assign this Lease or sublease all or any part of the Premises. Tenant shall give written notice to Landlord identifying the intended assignee or subtenant by name and address and specifying all of the terms of the intended assignment or sublease. Tenant shall give Landlord such additional information concerning the intended assignee or subtenant (including complete financial statements and a business history) or the intended assignment or sublease (including true copies thereof) as Landlord requests. Except for a sublease to Build-A-Bear and the assignments permitted without consent pursuant to Section 9.1 above, for a period of thirty (30) days after such written notice is given by Tenant, Landlord shall have the right, by giving written notice to Tenant, (a) to consent in writing to the intended assignment or sublease, unless Landlord determines not to consent, or (b) in the case of an assignment of this Lease or sublease of substantially the entire Premises for substantially the balance of the term of this Lease, to terminate this Lease, which termination shall be effective as of the date on which the intended assignment or sublease would have been effective if Landlord had not exercised such termination right.

            9.3 Completion. If Landlord consents in writing, Tenant may complete the intended assignment or sublease subject to the following covenants:
(a) the assignment or sublease shall be on the same terms as set forth in the written notice given by Tenant to Landlord, (b) no assignment or sublease shall be valid and no assignee or subtenant shall take possession of the Premises or any part thereof until an executed duplicate original of such assignment or sublease, in compliance with section 9.1 hereof, has been delivered to Landlord,
(c) no assignee or subtenant shall have a right further to assign or sublease, and (d) all "excess rent" (as hereinafter defined) derived from such assignment or sublease shall be paid to Landlord. Such excess rent shall be deemed to be, and shall be paid by Tenant to Landlord as additional rent. Tenant shall pay such excess rent to Landlord immediately as and when such excess rent becomes due and payable to Tenant. As used in this section 9.3, "excess rent" shall mean the amount by which the total money and other economic consideration to be paid by the assignee or subtenant as a result of an assignment or sublease, whether denominated rent or otherwise, exceeds, in the aggregate, the total amount of rent which Tenant is obligated to pay to Landlord under this Lease (prorated to reflect the rent allocable to the portion of the Premises subject to such assignment or sublease), less only the reasonable costs paid by Tenant for additional improvements installed in the portion of the Premises subject to such assignment or sublease by Tenant at Tenant's sole cost and expense for the specific assignee or subtenant in question and reasonable leasing commissions paid by Tenant in connection with such assignment or sublease, without deduction for carrying costs due to vacancy or otherwise. Such costs of additional improvements and leasing commissions shall be amortized without interest over the term of such assignment or sublease.

            9.4 Tenant Not Released. No assignment or sublease whatsoever shall release Tenant from Tenant's obligations and liabilities under this Lease or alter the primary liability of Tenant to pay all rent and to perform all obligations to be paid and performed by Tenant. No assignment or sublease shall amend or modify this Lease in any respect, and every assignment and sublease shall be subject and subordinate to this Lease. The acceptance of rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one assignment or sublease shall not be deemed consent to any subsequent assignment or sublease. Tenant shall pay to Landlord all direct costs and shall reimburse Landlord for all expenses incurred by Landlord in connection with any assignment or sublease requested by Tenant. If any assignee, subtenant or successor of Tenant defaults in the performance of any obligation to be performed by Tenant under this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments or subleases or amendments or modifications to this Lease with assignees, subtenants or successors of Tenant, without notifying Tenant or any successor of Tenant and without obtaining any consent thereto from Tenant or any successor of Tenant, and such action shall not release Tenant from liability under this Lease.

                                   ARTICLE 10
                         Events of Default and Remedies

            10.1 Default by Tenant. The occurrence of any one or more of the following events ("Event of Default") shall constitute a breach of this Lease by
Tenant:

            (a) Tenant fails to pay any Base Rent, or any additional monthly rent under section 3.1 hereof, or any additional rent or other amount of money or charge payable by Tenant hereunder as and when such rent becomes due and payable and such failure continues for more than five (5) days after Landlord gives written notice thereof to Tenant, provided, however, that after the second such failure in a calendar year, only the passage of time, but no further written notice, shall be required to establish an Event of Default in the same calendar year; or

            (b) Tenant fails to perform or breaches any other agreement or covenant of this Lease to be performed or observed by Tenant as and when performance or observance is due and such failure or breach continues for more than twenty (20) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period of twenty (20) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within such period of twenty (20) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach; or

            (c) Tenant (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, or (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant's property; or

            (d) Without consent by Tenant, a court or government authority enters an order, and such order is not vacated within thirty (30) days, (i) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of Tenant's property, or (ii) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors' relief law of any jurisdiction, or (iii) ordering the dissolution, winding-up or liquidation of Tenant; or

            (e) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days; or

            (f)   Tenant abandons the Premises.

            10.2 Termination. If an Event of Default occurs, Landlord shall have the right at any time to give a written termination notice to Tenant and, on the date specified in such notice, Tenant's right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the full and immediate right to possession of the Premises and Landlord shall have the right to recover from Tenant all unpaid rent which had been earned at the time of termination, all unpaid rent for the balance of the term of this Lease after termination, and all other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform all of Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

            10.3 Continuation. If an Event of default occurs, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover all rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

            10.4 Remedies Cumulative. Upon the occurrence of an Event of Default, Landlord shall have the right to exercise and enforce all rights and remedies granted or permitted by law. The remedies provided for in this Lease are cumulative and in addition to all other remedies available to Landlord at law or in equity by statute or otherwise. Exercise by Landlord of any remedy shall not be deemed to be an acceptance of surrender of the Premises by Tenant, either by agreement or by operation of law. Surrender of the Premises can be effected only by the written agreement of Landlord and Tenant.

            10.5 Tenant's Primary Duty. All agreements and covenants to be performed or observed by Tenant under this Lease shall be at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money to be paid by Tenant or to perform any other act to be performed by Tenant under this Lease. Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on behalf of Tenant in accordance with this Lease. All sums so paid by Landlord and all costs incurred or paid by Landlord shall be deemed additional rent hereunder and Tenant shall pay the same to Landlord on written demand, together with interest on all such sums and costs from the date of expenditure by Landlord to the date of repayment by Tenant at the rate of ten percent (10%) per annum.

            10.6 Abandoned Property. If Tenant abandons the Premises, or is dispossessed by process of law or otherwise, any movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord shall have the right to sell or otherwise dispose of such personal property in any commercially reasonable manner.

            10.7 Landlord Default. If Landlord defaults under this Lease, Tenant shall give written notice to Landlord specifying such default with particularity, and Landlord shall have thirty (30) days after receipt of such notice within which to cure such default. In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages. Notwithstanding any other provision of this Lease, Landlord shall not have any personal liability under this Lease. In the event of any default by Landlord under this Lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the Property, and in no event shall any deficiency judgment or personal money judgment of any kind be sought or obtained against Landlord.

                                   ARTICLE 11
                             Damage or Destruction

            11.1 Restoration. If the Property or the Premises, or any part thereof, is damaged by fire or other casually before the Commencement Date or during the term of this Lease, and this Lease is not terminated pursuant to section 11.2 hereof, Landlord shall repair such damage and restore the Property and the Premises to substantially the same condition in which the Property and the Premises existed before occurrence of such fire or other casualty and this Lease shall, subject to this section 11.1, remain in full force and effect. If such fire or other casualty damages the Premises or common areas of the Property necessary for Tenant's use and occupancy of the Premises and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's agents, officers, employees, contractors, licensees or invitees, then, during the period the Premises is rendered unusable by such damage, Tenant shall be entitled to a reduction in Base Rent in the proportion that the area of the Premises rendered unusable by such damage bears to the total area of the Premises. Landlord shall not be obligated to repair any damage to, or to make any replacement of, any movable furniture, equipment, trade fixtures or personal property in the Premises. Tenant shall, at Tenant's sole cost and expense, repair and replace all such movable furniture, equipment, trade fixtures and personal property.

            11.2 Termination of Lease. If the Property or the Premises, or any part thereof, is damaged by fire or other casualty before the Commencement Date or during the term of this Lease and (a) such fire or other casualty occurs during the last twelve (12) months of the term of this Lease and the repair and restoration work to be performed by Landlord in accordance with section 11.1 hereof cannot, as reasonably estimated by Landlord, be completed within sixty
(60) days after the occurrence of such fire or other casualty, or (b) the insurance proceeds received by Landlord in respect of such damage are not adequate to pay the entire cost, as reasonably estimated by Landlord, of the repair and restoration work to be performed by Landlord in accordance with section 11.1 hereof (including inadequacy resulting from the requirement of the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises that the insurance proceeds be applied to such indebtedness), or (c) the repair and restoration work to be performed by Landlord in accordance with section 11.1 hereof cannot, as reasonably estimated by Landlord, be completed within one hundred twenty (120) days after the occurrence of such fire or other casualty, then, in any such event, Landlord or Tenant shall have the right, by giving written notice to the other party hereto within sixty (60) days after the occurrence of such fire or other casualty, to terminate this Lease as of the date of such notice. If Landlord or Tenant does not exercise the right to terminate this Lease in accordance with this section 11.2, Landlord shall repair such damage and restore the Property and the Premises in accordance with section
11.1 hereof and this Lease shall, subject to section 11.1 hereof, remain in full force and effect.

                                   ARTICLE 12
                                 Eminent Domain

            12.1 Condemnation. Landlord shall have the right to terminate this Lease if any part of the Premises or any substantial part of the Property (whether or not it includes the Premises) is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease. Tenant shall have the right to terminate this Lease if a substantial portion of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease and the remaining portion of the Premises is not reasonably suitable for Tenant's purposes. In each such case, Landlord or Tenant shall exercise such termination right by giving written notice to the other within thirty (30) days after the date of such taking. If either Landlord or Tenant exercises such right to terminate this Lease in accordance with this section 12.1, this Lease shall terminate as of the date of such taking. If neither Landlord nor Tenant exercises such right to terminate this Lease in accordance with this section 12.1, this Lease shall terminate as to the portion of the Premises so taken as of the date of such taking and shall remain in full force and effect as to the portion of the Premises not so taken, and the Base Rent and Tenant's Percentage Share shall be reduced as of the date of such taking in the proportion that the area of the Premises so taken bears to the total area of the Premises. If all of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the term of this Lease, this Lease shall terminate as of the date of such taking.

            12.2 Award. If all or any part of the Premises is taken by exercise of the power of eminent domain, all awards, compensation, damages, income, rent and interest payable in connection with such taking shall, except as expressly set forth in this section 12.2, be paid to and become the property of Landlord, and Tenant hereby assigns to Landlord all of the foregoing. Without limiting the generality of the foregoing, Tenant shall have no claim against Landlord or the entity exercising the power of eminent domain for the value of the leasehold estate created by this Lease or any unexpired term of this Lease. Tenant shall have the right to claim and receive directly from the entity exercising the power of eminent domain only the share of any award determined to be owing to Tenant for the taking of improvements installed in the portion of the Premises so taken by Tenant at Tenant's sole cost and expense based on the unamortized cost actually paid by Tenant for such improvements, for the taking of Tenant's movable furniture, equipment, trade fixtures and personal property, for loss of goodwill, for interference with or interruption of Tenant's business, or for removal and relocation expenses.

            12.3 Temporary Use. Notwithstanding sections 12.1 and 12.2 hereof to the contrary, if the use of all or any part of the Premises is taken by exercise of the power of eminent domain during the term of this Lease on a temporary basis for a period less than the term of this Lease remaining after such taking, this Lease shall continue in full force and effect. Tenant shall continue to pay all of the rent and to perform all of the covenants of Tenant in accordance with this Lease, to the extent reasonably practicable under the circumstances, and the condemnation proceeds in respect of such temporary taking shall be paid to Tenant.

            12.4 Definition of Taking. As used herein, a "taking" means the acquisition of all or part of the Property for a public use by exercise of the power of eminent domain or voluntary conveyance in lieu thereof and the taking shall be considered to occur as of the earlier of the date on which possession of the Property (or part so taken) by the entity exercising the power of eminent domain is authorized as stated in an order for possession or the date on which title to the Properly (or part so taken) vests in the entity exercising the power of eminent domain.

                                   ARTICLE 13
                             Subordination and Sale

            13.1 Subordination. This Lease shall be subject and subordinate at all times to the lien of all mortgages and deeds of trust securing any amount or amounts whatsoever which may now exist or hereafter be placed on or against the Property or on or against Landlord's interest or estate therein, all without the necessity of having further instruments executed by Tenant to effect such subordination. Notwithstanding the foregoing, in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease shall not be terminated or extinguished, nor shall the rights and possession of Tenant hereunder be disturbed, if no Event of Default (beyond any applicable cure period) then exists under this Lease, and Tenant shall attorn to the person who acquires Landlord's interest hereunder through any such mortgage or deed of trust. Tenant agrees to execute, acknowledge and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of all such mortgages and deeds of trust as may reasonably be required by Landlord. Notwithstanding the foregoing, if the holder of any such mortgage or deed of trust requests that this Lease be made superior, rather than subordinate to such deed of trust or mortgage, then Tenant agrees to execute, acknowledge and deliver upon demand such instruments effectuating such priority.

            13.2 Sale of the Property. If the original Landlord hereunder, or any successor owner of the Property, sells or conveys the Property, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing after such sale or conveyance shall terminate and the original Landlord, or such successor owner, shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner, Tenant agrees to attorn to such new owner.

            13.3 Estoppel Certificate. At any time and from time to time, Landlord or Tenant shall, within thirty (30) days after written request by Landlord, execute, acknowledge and deliver to the other party hereto a certificate certifying; (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification);
(b) the Commencement Date and the Expiration Date determined in accordance with
Article 2 hereof and the date, if any, to which all rent and other sums payable hereunder have been paid; (c) that no notice has been received of any default hereunder which has not been cured, except as to defaults specified in such certificate; (d) that there is no default under this Lease, except as to defaults specified in such certificate; and (e) such other matters as may be reasonably requested by the requesting party or any actual or prospective purchaser or mortgage lender. Landlord shall not be required to give any such estoppel certificate more than once per calendar year. Any such certificate may be relied upon by the requesting party and any actual or prospective purchaser or mortgage lender of the Property or any part thereof. At any time and from time to time, Tenant shall, within ten (10) days after written request by Landlord, deliver to Landlord copies of all current financial statements (including a balance sheet, an income statement, and an accumulated retained earnings statement), annual reports, and other financial and operating information and data of Tenant prepared by Tenant in the course of Tenant's business, which Tenant has already prepared at the time of such, request. Unless available to the public, Landlord shall disclose such financial statements, annual reports and other information or data only to actual or prospective purchasers or mortgage lenders of the Property or any part thereof, and otherwise keep them confidential unless other disclosure is required by law.

                                   ARTICLE 14
                                     Notices

            14.1 Method. All requests, approvals, consents, notices and other communications given by Landlord or Tenant under this Lease shall be properly given only if made in writing and either deposited in the United States mail, postage prepaid, certified with return receipt requested, or delivered by hand (which may be through a messenger or recognized delivery, courier or air express service, which obtains a receipt for delivery) and addressed as follows: To Landlord at the address of Landlord specified in the Basic Lease Information, or at such other place as Landlord may from time to time designate in a written notice to Tenant; to Tenant at the address of Tenant specified in the Basic Lease Information, or at such other place as Tenant may from time to time designate in a written notice to Landlord; and to Guarantor at the address of Guarantor specified in the Basic Lease information, or at such other place as Guarantor may from time to time designate in a written notice to Landlord. Such requests, approvals, consents, notices and other communications shall be effective on the date of receipt (evidenced by the certified mail receipt) if mailed or on the date of hand delivery if hand delivered. If any such request, approval, consent, notice or other communication is not received or cannot be delivered due to a change in the address of the receiving party of which notice was not previously given to the sending party or due to a refusal to accept by the receiving party, such request, approval, consent, notice or other communication shall be effective on the date delivery is attempted. Any request, approval, consent, notice or other communication under this Lease may be given on behalf of a party by the attorney for such party.

                                   ARTICLE 15
                                  Miscellaneous

            15.1 General. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation". If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. This Lease shall benefit and bind Landlord and Tenant and the permitted personal representatives, heirs, successors and assigns of Landlord and Tenant. If any provision of this Lease is determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. Tenant shall not record this Lease or any memorandum or short form of it. This Lease shall be governed by and construed in accordance with the laws of the state in which the Property is located.

            15.2 No Waiver. The waiver by Landlord or Tenant of any breach of any covenant in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other covenant in this Lease, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. The subsequent acceptance of rent hereunder by Landlord or the payment of rent by Tenant shall not waive any preceding breach by Tenant of any covenant in this Lease, nor cure any Event of Default, nor waive any forfeiture of this Lease or unlawful detainer action, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such rent.

            15.3 Attorneys' Fees. If there is any legal action or proceeding between Landlord and Tenant to enforce this Lease or to protect or establish any right or remedy under this Lease, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and disbursements incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith. If such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees and disbursements shall be included in and as a part of such judgment.

            15.4 Exhibits. Exhibit A (Plan(s) Outlining the Premises and the Property), Exhibit B (Description of Landlord's Work), Exhibit C (Form of Memorandum Confirming Term), Exhibit D (Renewal Option) and any other attachments specified in the BASIC LEASE INFORMATION, are attached to and made a part of this Lease.

            15.5 Broker(s). Tenant warrants and represents to Landlord that Tenant has negotiated this Lease directly with the real estate broker(s) specified in the BASIC LEASE INFORMATION and has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker to act for Tenant in connection with this Lease. Landlord agrees to pay any all brokerage fees and commissions to the real estate broker(s) specified in the BASIC LEASE INFORMATION.

            15.6 Waivers of Jury Trial and Certain Damages. Landlord and Tenant each hereby expressly, irrevocably, fully and forever releases, waives and relinquishes any and all right to trial by jury and any and all right to receive punitive, exemplary and consequential damages from the other (or any past, present or future board member, trustee, director, officer, employee, agent, representative, or advisor of the other) in any claim, demand, action, suit, proceeding or cause of action in which Landlord and Tenant are parties, which in any way (directly or indirectly) arises out of, results from or relates to any of the following, in each case whether now existing or hereafter arising and whether based on contract or tort or any other legal basis: This Lease; any past, present, or future act, omission, conduct or activity with respect to this Lease; any transaction, event or occurrence contemplated by this Lease; the performance of any obligation or the exercise of any right under this Lease; or the enforcement of this Lease. Landlord and Tenant reserve the right to recover actual or compensatory damages, with interest, attorneys' fees, costs and expenses as provided in this Lease, for any breach of this Lease.

            15.7 Entire Agreement. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, offers, agreements, and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Premises or the Property. There are no commitments, representations or assurances between Landlord and Tenant or between any real estate broker and Tenant other than those expressly set forth in this Lease and all reliance with respect to any commitments, representations or assurances is solely upon commitments, representations and assurances expressly set forth in this Lease. This Lease may not be amended or modified in any respect whatsoever except by an agreement in writing signed by Landlord and Tenant.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date specified in the Basic Lease Information.

NEWSPACE, INC.,                   STATE OF CALIFORNIA PUBLIC EMPLOYEES'
a Missouri corporation            RETIREMENT SYSTEM, a unit of the State
                                  and Consumer Services Agency of the State of California

                                  By:  CalEast Industrial Investors, LLC.
By: ___________________________   Its: Duly authorized agent
    Name_______________________
    Title______________________        By:   LaSalle Investment Management, Inc.
                                       Its:  Manager

                                       By: _____________________________________
                                             Rebecca S. Smith
                                       Its:  Vice President

                                    EXHIBIT A

                 Plan(s) Outlining the Premises and the Property

Premises: Suites 1950-54, 1956, 1958, 1960-62, 1964, and 1990, comprising.
          45,696 total square feet.

                                  [FLOOR PLAN]

Building Name         [ILLEGIBLE] Business    Description         Marketing       State of California     TRAMMELL
                      Center                                      Plan            Public Employee's       CROW
Building Code         BIBC                    Date                [ILLEGIBLE]     Retirement System       COMPANY
Building [ILLEGIBLE]  [ILLEGIBLE]             Project No.         [ILLEGIBLE]     Advisor:                GRAY
                                                                                  LaSelle Advisors LTD.

This site plan or floor plan is used solely for the purpose of identifying the approximate location and size of the Premises. Building sizes, site dimensions, access, common and parking areas, and existing tenants and locations are subject to change at Landlord's discretion.

                                  Exhibit A-1

                                   EXHIBIT B

                         Description of Landlord's Work

                                      NONE

                                    EXHIBIT C

                           MEMORANDUM CONFIRMING TERM

      THIS MEMORANDUM, made as of June 14, 2000, by and between STATE OF CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM, a unit of the State and Consumer Services Agency of the State of California ("Landlord"), and NEWSPACE, INC., a Missouri corporation, ("Tenant").

                                   WITNESSETH:

      Recital of Facts:

      Landlord and Tenant entered into the Industrial Lease (the "Lease") dated June 14, 2000. Words defined in the Lease have the same meanings in this Memorandum.

      NOW, THEREFORE, in consideration of the covenants in the Lease, Landlord and Tenant agree as follows:

      1.    Landlord and Tenant hereby confirm that:

      (a)   The Commencement Date under the Lease is June 14, 2000

      (b)   The Expiration Date under the Lease is June 30, 2008

      (c) Landlord has delivered possession of the Premises to Tenant as required by the Lease, and Tenant's obligation to pay rent begins under the Lease is June 14, 2000.

      2.    Tenant hereby confirms that:

      (a) All commitments, representations and assurances made to induce Tenant to enter into the Lease have been fully satisfied;

      (b) All improvements to the Property and in the Premises to be constructed or installed by Landlord have been completed and furnished in accordance with the Lease to the satisfaction of Tenant; and

      (c) Tenant has accepted and is in full and complete possession of the Premises.

      3. This Memorandum shall be binding upon and inure to the benefit of Landlord and Tenant and their permitted successors and assigns under the Lease. The Lease is in full force and effect.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum as of the date first hereinabove written.

NEWSPACE, INC.               STATE OF CALIFORNIA PUBLIC EMPLOYEES'
a Missouri corporation       RETIREMENT SYSTEM, a unit of the State and
                             Consumer Services Agency of the State of California

                             By: CalEast Industrial Investors, LLC.
By: _______________________      Its: Duly authorized agent
   Name____________________
   Title___________________            By:  LaSalle Investment Management, Inc.
                                       Its: Manager

                                       By:______________________________________
                                            Rebecca S. Smith
                                       Its: Vice President

                                   EXHIBIT D

               ADDENDUM ATTACHED TO AND MADE A PART OF INDUSTRIAL
                                  LEASE BETWEEN
                      STATE OF CALIFORNIA PUBLIC EMPLOYEES'
                        RETIREMENT SYSTEM, LANDLORD, AND
                                 NEWSPACE, INC.

16. Suite 1990. The term of the Lease with respect to Suite 1990 (approximately 4,947 square feet, more or less) shall terminate and be of no further force or effect on June 30, 2003. Tenant shall vacate and surrender possession of Suite 1990 in accordance with the terms of the Lease on or before June 30, 2003. Provided there is no outstanding Event of Default beyond any applicable cure period by Tenant under this Lease and subject to the terms and conditions of this Section. Tenant shall have two (2) options to renew ("Option to Renew") the term of the Lease with respect to Suite 1990 for two (2) periods of five (5) years each ("Option Terms"). If the Options to Renew are exercised during any applicable cure period following an event, which with the passage of time or the giving of notice, or both, would constitute an Event of Default, then such exercise shall be void and of no further force or effect unless the cure is fully completed within the applicable cure period, but in no event later than the expiration or earlier termination of the Lease. Except as set forth in this Section, all terms and conditions shall remain the same during the Option Terms except the Base Rent for Suite 1990 shall be adjusted to the then Fair Market Rental Rate. Unless otherwise agreed, there shall be no rent concessions or tenant improvements. "Fair Market Rental Rate" shall mean the market rental then being offered for comparable space in comparable location and condition to Suite 1990, computed as described in the remainder of this Section. If Tenant fails to notify Landlord in writing of its intent to exercise its Options to Renew as set forth in the preceding paragraph, the Options to Renew shall terminate, and Landlord shall be free to enter into a Lease with a third party. If Tenant fails to exercise the first five year Option to Renew for Suite 1990, then the second five year Option to Renew shall terminate.

            Tenant shall give Landlord written notice of Its intent to exercise the Options to Renew at least six (6) months but not more than fifteen (15) months prior to June 30, 2003 with respect to the first five (5) year Option to Renew and at least six (6) months but not more than fifteen (15) months prior to June 30, 2008 with respect to the second five (5) year Option to Renew. Within twenty (20) days after Landlord receives the notice described in the previous sentence. Landlord will provide Tenant with Landlord's determination of the Fair Market Rental Rate for comparable space as of the end of the expiring Lease Term with respect to Suite 1990. Tenant shall have thirty (30) days from Landlord's notification of the proposed Base Rent to accept Landlord's determination of Base Rent for the Option Term(s) or provide its own determination of Base Rent based upon comparable space for Landlord's consideration. Such Fair Market Rental Rate shall be determined by agreement between Landlord and Tenant.

            If Landlord and Tenant do not agree on the Fair Market Rental Rate for Suite 1990 by the date seven (7) months prior to the first day of the Option Term(s), such Fair Market Rental Rate shall be determined as follows: Landlord and Tenant each shall appoint one (1) appraiser within fifteen (15) days after such date. If either Landlord or Tenant fails to appoint its appraiser within such period of fifteen (15) days, such appraiser shall be appointed by the following process; Landlord shall make application to the president of the Real Estate Board of Metropolitan St. Louis to name three qualified appraisers for consideration; then Landlord and Tenant will each strike one of those appraisers, with the appraiser that was not struck becoming the previously unnamed appraiser. Each such appraiser shall appraise such Fair Market Rental Rate for Suite 1990 and complete and submit his written appraisal setting forth the appraised value to Landlord and Tenant within thirty (30) days after the appointment of both such appraisers. If the higher appraised value in such two
(2) appraisals is not more than one hundred ten percent (110%) of the lower appraised value, such Fair Market Rental Rate for Suite 1990 shall be the average of the two (2) appraised values. If the higher appraised value is more than one hundred ten percent (110%) of the lower appraised value, Landlord and Tenant shall agree upon and appoint a neutral third appraiser within fifteen
(15) days after both of the first two (2) appraisals have been submitted to Landlord and Tenant. If Landlord and Tenant do not agree upon and fail to appoint such neutral third appraiser within such period of fifteen (15) days, such neutral third appraiser shall be appointed by the following process:
Landlord shall make application to the president of the Real Estate Board of Metropolitan St. Louis to name three qualified appraisers for consideration; then Landlord and Tenant will each strike one of those appraisers, with the appraiser that was not struck becoming the neutral third appraiser. The neutral third appraiser shall appraise such Fair Market Rental Rate for Suite 1990 and complete and submit his written appraisal setting forth the appraised value to Landlord and Tenant within thirty (30) days after his appointment. Such Fair Market Rental Rate for Suite 1990 shall be the average of the two (2) appraised values in such three (3) appraisals that are closest to each other. If the middle appraised rental is the average of the other two, the then middle rental shall be such Fair Market Rental Rate. The Fair Market Rental Rate for Suite 1990, determined in accordance with this Section, shall be conclusive and binding upon Landlord and Tenant. All appraisers so appointed, shall be members of the American Institute of Real Estate Appraisers of the National Association of Realtors or real estate professionals qualified by appropriate training or experience and having at least ten (10) years of experience dealing with commercial real estate. The appraisers shall have no power or authority to amend or modify this Lease in any respect and their jurisdiction is limited accordingly. Landlord and Tenant each shall pay the fee and expenses charged by its appraiser plus one-half of the fee and expenses charged by the neutral third appraiser. If the Fair Market Rental Rate for Suite 1990 has not been determined in accordance with this Section by the first day of the Option Term, Tenant shall pay as Base Rent the average of the amount of Base Rent proposed by Landlord and the amount of Base Rent proposed by Tenant, but not less than the monthly Base Rent for the month immediately preceding the Option Term, effective on the first day of the Option Term and Tenant shall continue to pay such average until the Fair Market Rental Rate for Suite 1990 has been determined, at which time any adjustment in the Base Rent resulting therefrom shall be made retroactively within ten (10) days after such determination.

17. Option to Extend Term of Lease.

            (a) Option. Provided there is no outstanding Event of Default beyond any applicable cure period by Tenant under this Lease and subject to the terms and conditions of this Section, Tenant shall have one (1) option to renew

("Option to Renew") the term of the Lease for one (1) period of five (5) years ("Option Term"). If the Option to Renew is exercised during any applicable cure period following an event, which with the passage of time or the giving of notice, or both, would constitute an Event of Default, then such exercise shall be void and of no further force or effect unless the cure is fully completed within the applicable cure period, but in no event later than the expiration or earlier termination of the Lease. Except as set forth in this Section, all terms and conditions shall remain the same during the Option Term except the Base Rent at the end of the initial term, as defined in Base Lease Information of the Lease, shall be adjusted to the then Fair Market Rental Rate. Unless otherwise agreed, there shall be no rent concessions or tenant improvements. "Fair Market Rental Rate" shall mean the market rental then being offered for comparable space in comparable location and condition to the Premises, computed as described in the remainder of this Section. If Tenant fails to notify Landlord in writing of its intent to exercise its Option to Renew as set forth in the preceding paragraph, the Option to Renew shall terminate, and Landlord shall be free to enter into a Lease with a third party. The Option to Renew shall be effective regardless of whether Tenant elects to exercise its Options to Renew with respect to Suite 1990.

            (b) Notice of Exercise. Tenant shall give Landlord written notice of its intent to exercise the Option to Renew at least six (6) months but not more than fifteen (15) months prior to the expiration of the expiring Lease Term. Within twenty (20) days after Landlord receives the notice described in the previous sentence, Landlord will provide Tenant with Landlord's determination of the Fair Market Rental Rate for comparable space as of the end of the expiring Lease Term. Tenant shall have thirty (30) days from Landlord's notification of the proposed Base Rent to accept Landlord's determination of Base Rent for the Option Term(s) or provide its own determination of Base Rent based upon comparable space for Landlord's consideration. Such Fair Market Rental Rate shall be determined by agreement between Landlord and Tenant.

            (c) Determination of Fair Market Value. If Landlord and Tenant do not agree on the Fair Market Rental Rate of the Premises by the date seven (7) months prior to the first day of the Option Term, such Fair Market Rental Rate shall be determined as follows: Landlord and Tenant each shall appoint one (1) appraiser within fifteen (15) days after such date. If either Landlord or Tenant fails to appoint its appraiser within such period of fifteen (15) days, such appraiser shall be appointed by the following process: Landlord shall make application to the president of the Real Estate Board of Metropolitan St. Louis to name three qualified appraisers for consideration; then Landlord and Tenant will each strike one of those appraisers, with the appraiser that was not struck becoming the previously unnamed appraiser. Each such appraiser shall appraise such Fair Market Rental Rate of the Premises and complete and submit his written appraisal setting forth the appraised value to Landlord and Tenant within thirty
(30) days after the appointment of both such appraisers. If the higher appraised value in such two (2) appraisals is not more than one hundred ten percent (110%) of the lower appraised value, such Fair Market Rental Rate of the Premises shall be the average of the two (2) appraised values. If the higher appraised value is more than one hundred ten percent(110%) of the lower appraised value, Landlord and Tenant shall agree upon and appoint a neutral third appraiser within fifteen
(15) days after both of the first two (2) appraisals have been submitted to Landlord and Tenant. If Landlord and Tenant do not agree upon and fail to appoint such neutral third appraiser within such period of fifteen (15) days, such neutral third appraiser shall be appointed by the following process:
Landlord shall make application to the president of the Real Estate Board of Metropolitan St. Louis to name three qualified appraisers for consideration; then Landlord and Tenant will each strike one of those appraisers, with the appraiser that was not struck becoming the neutral third appraiser. The neutral third appraiser shall appraise such Fair Market Rental Rate of the Premises and complete and submit his written appraisal setting forth the appraised value to Landlord and Tenant within thirty (30) days after his appointment. Such Fair Market Rental Rate of the Premises shall be the average of the two (2) appraised values in such three (3) appraisals that are closest to each other. If the middle appraised rental is the average of the other two, the then middle rental shall be such Fair Market Rental Rate. The Fair Market Rental Rate of the Premises, determined in accordance with this Section, shall be conclusive and binding upon Landlord and Tenant. All appraisers so appointed, shall be members of the American Institute of Real Estate Appraisers of the National Association of Realtors or real estate professionals qualified by appropriate training or experience and having at least ten (10) years of experience dealing with commercial real estate. The appraisers shall have no power or authority to amend or modify this Lease in any respect and their jurisdiction is limited accordingly. Landlord and Tenant each shall pay the fee and expenses charged by its appraiser plus one-half of the fee and expenses charged by the neutral third appraiser. If the Fair Market Rental Rate of the Premises has not been determined in accordance with this Section by the first day of the Option Term, Tenant shall pay as Base Rent the average of the amount of Base Rent proposed by Landlord and the amount of Base Rent proposed by Tenant, but not less than the monthly Base Rent for the month immediately preceding the Option Term, effective on the first day of the Option Term and Tenant shall continue to pay such average until the Fair Market Rental Rate of the Premises has been determined, at which time any adjustment in the Base Rent resulting therefrom shall be made retroactively within ten (10) days after such determination.

18. Letter of Credit. Prior to the date of this Lease, Tenant shall deliver to Landlord an unconditional and irrevocable stand-by letter of credit ("Letter of Credit") in favor of Landlord in the face amount of $28,251.67, effective for a period commencing on or prior to the date of the Lease and ending on the date one month after the estimated Expiration Date of the Lease (as reasonably estimated by Landlord). The Letter of Credit shall be issued by a bank in St. Louis City or St. Louis County, Missouri, acceptable to Landlord, shall provide for payment without condition upon presentation of a sight draft, and shall otherwise be in form and substance satisfactory to Landlord in Landlord's sole and absolute discretion. The Letter of Credit shall secure all obligations of Tenant under the Lease. If, at any time during the Term, any of the Base Rent or additional rent shall be overdue and Tenant shall be in default under the Lease by virtue of such Base Rent or additional rent being overdue beyond any applicable cure period, or if Tenant fails to perform any of the other terms, covenants or conditions to be performed by Tenant under the Lease and Tenant shall be in default under the Lease by virtue of such failure beyond any applicable cure period, then Landlord, at its option, may draw and apply all or any portion of the Letter of Credit to the payment of any such overdue Base Rent or additional rent and to the compensation of Landlord for loss or damage sustained by Landlord due to such default by Tenant, including, without limitation, fees, expenses or other costs incurred by the Landlord in connection with any collection efforts relating to the Lease. Any draw on the Letter of Credit is without prejudice to Landlord's older rights or remedies under the Lease, at law or in equity. In the event of any drawing under the Letter of Credit as a result of a default by Tenant under the Lease, Landlord shall be entitled to draw' the entire face amount of the Letter of Credit and hold the same as a cash security deposit in accordance with Section 3.3 of the Lease. Should all or any part of the Letter of Credit or additional letters of credit remitted to Landlord as hereinafter provided, be drawn and applied by Landlord as provided above, then Tenant shall, upon demand of Landlord, forthwith remit to Landlord an additional one or more letters of credit in an amount in the aggregate equal to the amount applied by Landlord to such default to restore the credit line (less any cash converted to a security deposit pursuant to a draw on the entire face amount of the Letter of Credit as permitted above) available to Landlord to the full amount specified in the Letter of Credit. The Letter of Credit shall be transferable by Landlord as beneficiary (at Tenant's cost, if any), and Landlord may deliver the Letter of Credit delivered hereunder to a purchaser of Landlord's interest in the Property in the event that such interest is sold, and thereupon Landlord shall be discharged from any further liability with respect to the Letter of Credit.

            If the termination date for the Letter of Credit is prior to one month after the Expiration Date, Tenant covenants and agrees to take any and all such action as is necessary to maintain such Letter of Credit continuously in full force and effect at all times through and including such date, and specifically covenants with Landlord to provide Landlord with a renewal or replacement letter of credit (which, upon delivery to and acceptance by Landlord, shall then constitute the Letter of Credit) at a time not less than sixty (60) days prior to the termination date of such existing Letter of Credit such that the protections afforded Landlord are maintained continuously in full force and effect without loss or diminution in value, and Tenant's failure to do so in a timely manner shall entitle Landlord to effect a full drawing upon, prior to its termination date, the then effective Letter of Credit, and shall constitute a specific and immediate occurrence of default under the Lease. Any amounts so drawn by Landlord shall be applied to the obligations of Tenant under the Lease as such obligations become due and payable, including, without limitation, fees, expenses, or other costs incurred by Landlord in connection with any collection efforts relating to the Lease by Landlord in the manner described in the preceding paragraph.

19. Termination of July 29, 1986 Lease Agreement. The Lease Agreement for the Premises, dated July 29, 1986, as amended by eight addenda thereto (the "1986 Lease Agreement"), between Landlord, as successor to St. Louis Industrial Properties Ltd. #7. d/b/a Trammell Crow Company, and Tenant (formerly known as New Space Closet Interiors, Inc.) is hereby terminated effective June 14, 2000; provided, however, that (i) the terms and conditions of the 1986 Lease Agreement which have not been performed as of June 14, 2000 shall survive the termination of the 1986 Lease Agreement; (ii) Tenant shall continue to indemnify Landlord under the 1986 Lease Agreement with respect to acts and occurrences arising on or before June 14, 2000 in accordance with the indemnifications set forth in the 1986 Lease Agreement and (iii) Tenant shall remove all alterations, additions, fixtures and improvements (whether such alterations, additions, fixtures and improvements were made pursuant to the 1986 Lease Agreement or pursuant to the terms of the Lease) upon the Expiration Date of the Lease in accordance with
Section 7.2 of the Lease and restore the Premises to the condition such Premises existed before such alterations, additions, fixtures and improvements were made to the Premises (unless Landlord paid for any such alterations, additions, fixtures and improvements, in which event Landlord may elect, in its sole discretion, to retain such alterations, additions, fixtures or improvements).

                                    SUBLEASE

      THIS SUBLEASE ("Sublease") is made and entered into as of the 15th day of February, 2000, by and between NewSpace, Inc., a Missouri corporation ("Landlord"), and Build-A-Bear Workshop, L.L.C., a Missouri limited liability company ("Tenant").

      WITNESSETH, THAT:

      WHEREAS, Landlord is the tenant of the property known as 1954 Innerbelt Business Center Drive, located in St. Louis County, Missouri, as more particularly shown on Exhibit A attached hereto and incorporated herein by reference (the "Building") and

      WHEREAS, Landlord has agreed to sublease the portion of the Building outlined in pink on Exhibit A attached hereto and incorporated herein by reference (the "Premises") to Tenant.

      NOW, THEREFORE, in consideration of the premises, the mutual covenants, promises and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

      1. Sublease. Landlord hereby subleases the Premises to Tenant and Tenant hereby subleases the Premises from Landlord for the term, at the rental, and upon all the conditions set forth herein. This agreement constitutes a sublease, and Tenant acknowledges that Landlord's interest in the Building is as a tenant under a written lease with State of California Public Employees Retirement System (the "Prime Lessor"), dated July 26, 1986 and amended seven (7) times (the "Prime Lease"), a copy of which along with all amendments is attached hereto, marked Exhibit B and incorporated herein by reference. Except as provided herein, this Sublease is expressly made subject to all the terms and conditions of the Prime Lease, and, insofar as they relate to the Premises or the use and occupancy thereof, Tenant agrees to observe and comply with all covenants and obligations of Landlord under the Prime Lease.

      2. Term. The term of this Sublease (the "Term") shall commence February 15, 2000, and expire on June 30, 2008.

      3. Option to Renew. Subject to the terms and conditions set forth herein, Tenant shall have the option to renew this Sublease for an additional term of five (5) years commencing on the first day following the expiration of the Term. So long as Tenant is not in default of a material covenant under this Sublease, Tenant may renew this Sublease as provided hereinabove upon giving Landlord written notice of such renewal not less than nine (9) months prior to the expiration of the Term. Any renewal of this Sublease shall be on the same terms and conditions of this Sublease except that the base rent payable during such renewal shall be determined pursuant to Exhibit D to the Amended and Restated Lease attached as an exhibit to the 6th Amendment to the Prime Lease.

      4. Rental. Tenant shall pay to Landlord as base rent, commencing on June 14, 2000 (the "Rental Commencement Date"), without deduction, setoff, notice or demand, at c/o Robert Fox, NewSpace, Inc., 1960 Innerbelt Business Center Drive, St. Louis, Missouri 63114 or at such other place as Landlord shall designate from time to time by notice to Tenant, Thirteen Thousand Four Hundred Fifty-Seven Dollars ($13,457.00Q) per month (based on $10.765 per square foot per year) for each month during the first twelve (12) months of this Sublease (prorated for the first partial month); Thirteen Thousand Six Hundred Fourteen ($13,614.00) per month (based on $10.89) per square foot per year) for each month from the thirteenth (13th) through the thirty-sixth (36th) months of the term of this Sublease; Thirteen Thousand Nine Hundred Twenty Dollars ($13,920.00) per month (based on $11.135 per square foot per year) from the thirty-seventh (37th) through the sixtieth (60th) months of the term of this Sublease; and Fourteen Thousand Seventy-Five Dollars ($14,075.00) per month (based on $11.26 per square foot per year) for each month from the sixty-first
(61st) month of the term of this Sublease through the Termination Date. For the period commencing on the Rental Commencement Date and ending on the last day of the month in which the Rental Commencement Date occurs, rental shall be apportioned on the basis of the number of days in said month.

      5. Additional Rent. As and for additional rent (the "Additional Rent") for the Premises, Tenant shall pay Landlord, commencing on the Rental Commencement Date, CAM Expenses, increases, if any, in Property Taxes of the Property Taxes paid by the Landlord under the Prime Lease in 2000, the Base Year, and Insurance Costa incurred by the Landlord under the Prime Lease over Insurance Costs incurred in 2000 (collectively, "Operating Costs"). Tenant shall pay to Landlord as additional rent a prorata portion of the amounts payable by Landlord as Operating Costs under the Prime Lease. The prorata amount shall be determined by multiplying the total amount of Operating Costs that Landlord is required to pay under the Prime Lease by a fraction, the numerator of which is 15,000 and the denominator of which is 40,749, Such additional rent shall be payable as and when Operating Costs are payable by Landlord. If the Prime Lease provides for the payment by Landlord of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Prime Lease, the obligations of Landlord and Tenant hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Landlord and Tenant under this subsection 5 shall survive such expiration or termination. Landlord shall, upon request by Tenant, furnish Tenant with copies of all statements submitted to Landlord of actual or estimated Operating Costs during the Term.

       In addition to the foregoing, Tenant shall pay Landlord as additional rent the sum of Three Hundred Dollars ($300.00) on the Rental Commencement Date and on each anniversary of the Rental commencement Date during the term of this Sublease in lieu of a security deposit. Additional Rent shall be due thirty (30) days following Tenant's receipt thereof.

      6. Quiet Enjoyment. So long as Tenant shall observe and perform the covenants and agreements binding on it hereunder, Tenant shall, at all times during the Term, peacefully and quietly have and enjoy possession of the Premises without any encumbrance and hindrance by, from or through Landlord, or anyone else lawfully claiming an interest in the Premises, subject, however, to the term and conditions of this Sublease.

      7. Use of the Premises. Tenant warrants and represents to Landlord that the Premises shall be used and occupied only for office, warehouse and distribution purposes. Tenant shall occupy the Premises, conduct its business and control its employees, agents and invitees in such a manner as is lawful and reputable and without creating any nuisance; Tenant shall neither permit any waste on the Premises, nor allow anything to be stored in the Premises which would, in the reasonable opinion of Landlord, be extra hazardous on account of fire, or which would in any way increase or render void the fire insurance on the Premises.

      8. Mechanic's Liens. Tenant shall have no authority, expressed or implied, to create or place any lien or encumbrance of any kind or nature whatsoever on, or in any manner to bind the interest of Landlord or Prime Lessor in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with the Tenant, including those who may furnish materials or perform labor for any of Tenant's construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to the Tenant herein. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises, and that it will save and hold the Landlord and Prime Lessor harmless from any and all liability, loss, damage, cost and expense arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of Landlord and the Prime Lessor in the Building.

      9. Estoppels Certificates. Upon delivery of the Premises to Tenant, and thereafter within ten (10) days following the written request of Landlord or the Prime Lessor, from time to time Tenant shall execute, acknowledge, and deliver to Landlord or to Prime Lessor or Prime Lessor's mortgagee, proposed mortgagee or proposed purchaser of the Building, an estoppel certificate stating whether this Sublease is in full force and effect and whether any changes may have been made to the original Sublease; whether there are any defaults by Landlord and, if so, the nature of such defaults; whether rent has been paid more than thirty
(30) days in advance; whether there are any security deposits; and such other matters pertaining to the status of this Sublease as Landlord or the Prime Lessor may reasonably request.

      10. Indemnification By Tenant. Tenant hereby releases Landlord and Prime Lessor from any liability for any loss or damage of any kind or for any injury or death of persons or damage to property of Tenant or any other person from any cause whatsoever by reason of the use, occupancy or enjoyment of the Premises by Tenant or any person therein holding under Tenant. Tenant shall indemnify, defend and save harmless Landlord and Prime Lessor, and each of their officers, directors, agents and employees, from all claims, actions, demands, damages, costs, expenses and liabilities whatsoever, including reasonable attorneys' fees, on account of any real or claimed loss, damage or liability occurring in or at the Premises, or arising out of the use, occupancy or enjoyment of the Premises, or occasioned in whole or in part by the act or omission of Tenant or its agents, contractors, employees, guests or invitees; provided, however, notwithstanding the foregoing, Tenant shall not be responsible for any of the foregoing to the extent directly attributable to the gross negligence or intentional misconduct of Landlord or Prime Lessor.

      11. Insurance/Release

      (a) Insurance Coverages and Amounts. Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force the insurance coverages and amounts set forth in this section. Tenant shall maintain commercial general liability insurance, including contractual liability, broad form property damage liability, fire legal liability, premises and completed operations, and medical payments, with limits not less than one million dollars ($1,000,000) per occurrence and aggregate, insuring against claims for bodily injury, personal injury and property damage arising from the use, occupancy or maintenance of the Premises and the Building. The policy shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire Any general aggregate shall apply on a per location basis. Tenant shall maintain business auto liability insurance with limits not less than one million dollars ($1,000,000) per accident covering owned, hired and non-owned vehicles used by Tenant. Tenant shall maintain umbrella excess liability insurance on a following form basis in excess of the required commercial general liability, business auto and employers liability insurance with limits not leas than two million dollars ($2,000,000) per occurrence and aggregate. Tenant shall carry workers' compensation insurance for all of its employees in statutory limits in the state in which the Property is located and employers liability insurance which affords not less than five hundred thousand dollars ($500,000) for each coverage. Tenant shall maintain all risk property insurance for all personal property of Tenant and improvements, fixtures and equipment constructed or installed by Tenant in the Premises in an amount not less than the full replacement cost, which shall include business income and extra expense coverage with limits not less than fifty percent (50%) of gross revenues for a period of twelve (12) months. If required by Landlord, Tenant shall maintain plate glass insurance coverage against breakage of plate glass in the Premises. Any deductibles selected by Tenant shall be the sole responsibility of Tenant,

      (b) Insurance Requirements. All insurance and renewals thereof shall be issued by companies with a rating of at least "A-" "VIII" or better in the current edition of Best's Insurance Report and be licensed to do and doing business in the state in which the Property is located. Each policy shall expressly provide that the policy shall not be canceled or materially altered without thirty (30) days prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have bean given to Landlord and such thirty (30) days shall have expired. All liability insurance (except employers liability) shall name Landlord and any other parties designated by Landlord (including any investment manager, asset manager or property manager) as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose) or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. All property insurance shall name Landlord as loss payee as respects Landlord's interest in any improvements and betterments. Tenant shall deliver certificates of insurance, acceptable to Landlord, to Landlord at least ten (10) days before the Commencement Date and at least ten (10) days before expiration of each policy. If Tenant fails to insure or fails to furnish any such insurance certificate, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them, and Tenant shall pay to Landlord on written demand, as additional rent, all premiums paid by Landlord.

      (c) Subrogation. Tenant waives, on behalf of all insurers, under all policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any such insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives, on behalf of all insurers under all policies of property insurance now or hereafter carried by Landlord insuring or covering the Property, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Tenant shall procure from each of the insurers under all policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord as required by this section 11.

      12. Holding Over. Unless otherwise agreed to in writing by Landlord and Tenant, if Tenant retains possession of the Premises, or any part thereof, after termination or expiration of the Term, Tenant shall be deemed to be in default hereunder, Landlord shall have any and all remedies provided for in this Sublease and at law or in equity, and Tenant shall pay Landlord rent for the time Tenant remains in possession at double the monthly rate in effect immediately prior to such termination or expiration. The provisions of this

Section 14 do not exclude Landlord's right of re-entry or any other right hereunder and such holding over shall be deemed to constitute a renewal or extension of the Term.

      13. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be deemed to be given on the date which is three (3) days after being deposited in the United States Mail, registered or certified mail, return receipt requested, postage prepaid, or it personally delivered, upon actual receipt, addressed as follows:

      If to Landlord:       NewSpace, Inc.
                            1960 Innerbelt Business Center Drive
                            St. Louis, MO 63114

      If to Tenant:         Build-A-Bear Workshop, L.L.C.
                            1954 Innerbelt Business Center Drive
                            St. Louis, MO 63114

subject to the right of either party to designate a different address or notice person by notice similarly given in accordance with the provision of this paragraph 15.

      14. Repairs and Maintenance. Tenant shall, at all times during the term of this Sublease and at Tenant's sole cost and expense, maintain and repair the Premises and every part thereof (except only the parts for which expressly made the responsibility of the Landlord under the Prime Lease) and all equipment, fixtures and improvements therein (including walls, floors, heating and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing fixtures and equipment, electrical components and mechanical systems) and keep all of the foregoing clean and in good order and operating condition, ordinary wear and tear excepted, Tenant shall not damage the Premises or disturb the integrity and support provided by any wall. Tenant shall, at Tenant's expense, promptly repair any damage to the Premises caused by Tenant or any agent, officer, employee, contractor, licensee or invitee of Tenant. Tenant shall take good care of the Premises and keep the Premises free from dirt, rubbish, waste and debris at all times. Tenant shall not overload the floors in the Premises or exceed the load-bearing capacity of the floors in the Premises. Tenant shall, at Tenant's expense, enter into a regularly scheduled preventive maintenance and service contract with a maintenance contractor approved in writing by Landlord for servicing all hot water, heating and air conditioning systems and equipment in the Premises. The maintenance and service contract shall include all services suggested by the equipment manufacturer and shall become effective (and Tenant shall deliver a copy to Landlord) within thirty (30) days after the Commencement Date. Sublessee shall, at the end of the term of this Sublease, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the same condition as when received, ordinary wear and tear excepted. Notwithstanding anything to the contrary contained in this section, Tenant's obligation under this section shall not include making (i) any repair or improvement necessitated by the negligence or willful misconduct of Landlord, its agents, employees, servants or contractors; or (ii) any repair or improvement caused by Landlord's failure to perform its obligations under the Prime Lease or this Sublease, as the case may be.

      15. Utility Services. Tenant shall pay, directly to the appropriate supplier before delinquency, for all water, gas, heat, light, power, telephone, sewer, refuse disposal and other utilities and services supplied to the Premises, together with all taxes, assessments, surcharges and similar expenses relating to such utilities and service. Tenant shall, at its expense, install separate meters for such services. If any such utilities or services are jointly matered with the Premises and the adjoining premises occupied by Landlord, Landlord shall determine Tenant's share of the cost as such jointly metered utilities and services based on Landlord's estimate of usage, and Tenant shall pay as additional rent Tenant's share of the cost of such jointly metered utilities and services to Landlord within twenty (20) days after receipt of Landlord's written statement for such cost. Tenant shall furnish the Premises with all telephone service, window washing, security service, janitor, scavenger and disposal services, and other services required by Tenant for the use of the Premises permitted by this Sublease. Tenant shall furnish all electric light bulbs and tubes and restroom supplies used in the Premises. Landlord shall not be in default under this Sublease or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated or a constructive or other eviction be deemed to have occurred by reason of, any interruption of or failure to supply or delay in supplying any such utilities and services or any limitation, curtailment, rationing or restriction on use of water, electricity, gas or any resource or form of energy or other service serving the Premises, whether such results from mandatory restriction or voluntary compliance with guidelines.

      16. Eminent Domain. In the event title to the whole or a material part of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Sublease and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. Tenant hereby assigns to Prime Lessor Tenant's interest in any award granted pursuant to this Section 17; provided, however, nothing herein shall be deemed to give Prime Lessor any interest in or to require Tenant to assign to Prime Lessor any award made to Tenant for the taking of personal property or fixtures belonging to Tenant or for the interruption of or damage to Tenant's business or for any funds awarded for Tenant's relocation.

      17. Landlord's Remedies. All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this Sublease provided, Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements or conditions of this Sublease or the Prime Lease, and Landlord shall be entitled to recover all direct and consequential damages arising out of or caused by Tenant's violation of any of the covenants, agreements or conditions of this Sublease or the Prime Lease.

      (a) if Tenant shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, or (v) file an answer admitting the material allegations of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceeding, or if an order, judgment or decree shall be entered by any court of competent jurisdiction adjudicating Tenant a bankrupt or insolvent or approving a petition seeking reorganization of Tenant or appointing a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets, then, in any of such events, Landlord may terminate this Sublease by giving written notice to Tenant, and upon the giving of such notice the term of this Sublease and all right, title and interest of Tenant hereunder shall expire as fully and completely as if that day were the date herein specifically fixed for the expiration of the term.

      (b) If Tenant defaults in the payment of rent or Additional Rent and such default continues for ten (10) days after written notice to Tenant, or if Tenant defaults in the prompt and full performance of any other provision of this Sublease, and if such other default continues for thirty (30) days after written notice, or if the leasehold interest of Tenant be levied upon under execution or be attached by process of law, then, and in any such event. Landlord may, at its election, either terminate this Sublease and Tenant's right to possession of the Premises, or, without terminating this Sublease, re-enter and endeavor to relate the Premises. Nothing herein shall relieve Tenant of any obligation, including the payment of rent and Additional Rent, as provided in this Sublease.

      (c) Upon any termination of this Sublease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess the Premises, and to expel or remove Tenant and any others who may be occupying or within the Premises, and to remove any and all property therefrom, using such force as may be allowed by law, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing Landlord's right to rent and Additional Rent, or any other right given to Landlord hereunder or by operation of law.

      (d) if Landlord elects, without terminating the Sublease, to endeavor to relet the Premises, Landlord may, at Landlord's option, enter into the Premises and take and hold possession thereof, without such entry and possession terminating the Sublease or releasing Tenant, in whole or in part, from Tenant's obligation to pay rent and Additional Rent hereunder for the full Term as hereinafter provided. Upon and after entry into possession without termination of the Sublease, Landlord shall endeavor in good faith (but without being obligated to incur out of pocket costs as part of such endeavor) to relet the Premises for the account of Tenant to any person, firm or corporation other than Tenant for such rent, for such time and upon such terms as Landlord shall determine to be reasonable. In any such case, Landlord may make repairs in or to the Premises as are necessary to restore the Premises to as good a condition as existed at the commencement date of this Sublease, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of the reletting, If the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay monthly the full amount of the rent and Additional Rent reserved in this Sublease, together with the cost of repairs and Landlord's expenses, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand.

      (e) If Landlord elects to terminate this Sublease pursuant to this Section 19, it being understood that Landlord may elect to terminate the Sublease after and notwithstanding its election to terminate Tenant's right to possession provided in Section 19 (b) above, Landlord shall forthwith upon such termination be entitled to recover an amount equal to the damages sustained by Landlord as a result of Tenant's default hereunder, and in addition thereto, an amount equal to the rent provided in this Sublease for the residue of the Term, less the current rental value of the Premises for the residue of the Term.

            (f) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Sublease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not removed from the Premises or retaken from storage by Tenant within thirty (30) days after the end of the Term or of Tenant's right to possession of the Premises, however terminated, shall be conclusively deemed to have been forever abandoned by Tenant and either may be retained by Landlord as its property, or may be disposed of in such manner as Landlord may see fit.

            18. Subordination of Sublease. This Sublease is and shall be subject and subordinate to any and all mortgages, deeds of trust or land leases now existing upon or that may be hereafter placed upon the Premises, and to all advances made or to be made thereon, and all renewals, modifications, consolidations, replacements or extensions thereof, and the lien of any such mortgages, deeds of trust and land leases shall be superior to all rights hereby or hereunder vested in Tenant, to the full extent of all sums secured thereby. This provision shall be self-operative, and no further instrument of subordination shall be necessary to effectuate such subordination; and the recording of any such mortgage, deed of trust or land lease shall have preference and precedence and be superior and prior in lien to this Sublease, irrespective of the date of recording. In confirmation of such subordination, Tenant shall within ten (10) days after request of Landlord, Prime Lessor, or the holder of any such mortgage, deed of trust, or land lease, execute and deliver to Landlord, Prime Lessor or such holder, as the case may be, any instrument acknowledging such subordination that Landlord, Prime Lessor or such holder may reasonably request. Tenant agrees to attorn to any person or entity who may acquire title to the Building by way of transfer or foreclosure provided that such transferee or purchaser agrees to recognize Tenant's rights under this Sublease so long as Tenant is not in default in any of its obligations hereunder. Tenant shall also, within twenty (20) days after Landlord's or Prime Lessor's request, execute an attornment agreement evidencing the obligations of Tenant herein to attorn to such mortgagee in the event of a future succession of the rights of Landlord herein to any mortgagee, deed of trust holder or land lessor of the Premises. In the event of any act or omission of Landlord constituting a default by Landlord, Tenant shall not exercise any remedy until Tenant has given Landlord, Prime Lessor and any mortgagee, deed of trust holder or land lessor of the Building a prior thirty (30) day written notice of such act or omission; provided, however, if such act or omission cannot, with due diligence and in good faith, be remedied within such thirty (30) day period, Landlord, Prime Lessor and any mortgagee, deed of trust holder or land lessor shall be allowed such further period of time as may be reasonably necessary provided that it commences remedying the same with due diligence and in good faith within said thirty (30) day period.

            19. Prevailing Party. In the event of litigation between Landlord and Tenant in connection with this Sublease, in addition to any other relief therein granted, the prevailing party shall be entitled to judgment for reasonable attorneys' fees, costs of litigation, and court costs incurred therein.

            20. Governing Law. This Sublease has been made and executed in the County of St. Louis, State of Missouri, and shall be governed and construed in accordance with the laws of the State of Missouri without regard to its conflict of laws provisions.

            21. Act of God or Force Majeure. Landlord or Tenant shall not be required to perform any covenant or obligation in this Sublease or be liable in damages for its nonperformance, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God or force majeure or by the other party. An "act of God" or "force majeure" is defined for purposes of this Sublease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of the party required to perform and which by the exercise of due diligence the party required to perform is unable to prevent or overcome. The foregoing provisions of this Section 23 shall not apply, however, to Tenant's obligation to timely pay rent, Additional Rent or any other monies payable by Tenant under this Sublease.

            22. Saverability. The invalidity of any provision of this Sublease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

            23. Assignment and Sublease. Tenant shall not voluntarily or by operation of law assign or encumber any interest in this Sublease, or sublet any part of the Premises, without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

            IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year first above written.

LANDLORD:                            NEWSPACE, INC.,
                                     a Missouri corporation

                                     By: /s/ Robert Fox
                                         -------------------------
                                     Its: CEO

TENANT:                              BUILD-A-BEAR WORKSHOP, L.L.C.,
                                     a Missouri limited liability company

                                     By: /s/ Maxine Clark
                                         -------------------------
                                     Its: Manager

                                    SUBLEASE

      THIS SUBLEASE ("Sublease") is made and entered into this _______ day of __________, 2000, by and between NewSpace, Inc., a Missouri corporation ("Landlord"), and Build-A-Bear Workshop, L.L.C., a Missouri limited liability company ("Tenant").

      WITNESSETH, THAT:

      WHEREAS, Landlord is the tenant of the property known as 1954 Innerbelt Business Center Drive, located in St. Louis County, Missouri, [ILLEGIBLE] more particularly shown on Exhibit A attached hereto and incorporated herein by reference (the "Building"); and

      WHEREAS, Landlord has agreed to sublease the portion of the Building outlined in pink on Exhibit A attached hereto and incorporated herein by reference (the "Premises") to Tenant.

      NOW, THEREFORE, in consideration of the premises, the mutual covenants, promises and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

      1. Sublease. Landlord hereby subleases the Premises to Tenant and Tenant hereby subleases the Premises from Landlord for the term, at the rental, and upon all the conditions set forth herein. This agreement constitutes a sublease, and Tenant acknowledges that Landlord's interest in the Building is as a Tenant under a written lease with State of California Public Employees Retirement System (the Prime Lessor"), dated July 26, 1986 and amended seven (7) times (the "Prime Lease"), a copy of which along with all amendments is attached hereto, marked Exhibit B and incorporated herein by reference. Except as provided herein, this Sublease is expressly made subject to all the terms and conditions of the Prime Lease, and, insofar as they relate to the Premises or the use and occupancy thereof, Tenant agrees to observe and comply with all covenants and obligations of Landlord under the Prime Lease.

      2. Term. The term of this sublease (the "Term") shall commance February 15, 2000, and expire on June 30, 2000.

      3. Option to Renew. Subject to the terms and conditions set forth herein, Tenant shall have the option to renew this Sublease for an additional term of five (5) years commancing on the first day following the expiration of the Term. So long as Tenant is not in default of a material covenant under this Sublease, Tenant may renew this Sublease as provided hereinabove upon giving Landlord written notice of such renewal not less than nine (9) months prior to the expiration of the Term. Any renewal of this Sublease shall be on the same terms and conditions of this Sublease except that the base rent payable during such renewal shall be determined pursuant to Exhibit D to the Amended and Restated Lease attached as an exhibit to the 6th Amendment to the Prime Lease.

      4. Rental. Tenant shall pay to Landlord as base rent, commancing on June 14, 2000 (the "Rental Commancement Date"), without deduction, setoff, notice or demand, at c/o Robert Fox, NewSpace, Inc., 1960 Innerbelt Business Center Drive, St. Louis, Missouri 63114 or at such other place as Landlord shall designate from time to time by notice to Tenant, Thirteen Thousand Four Hundred Fifty-Seven Dollars ($13,457.00) per month (based on $10.765 per square foot per year) for each month during the first twelve (12) months of this Sublease (prorated for the first partial month); Thirteen Thousand Six Hundred Fourteen ($13,614.00) per month (based on $10.89) per square foot per year) for each month from the thirteenth (13th) through the thirty-sixth (36th) months of the term of this Sublease; Thirteen Thousand Nine Hundred Twenty Dollars ($13,920.00) per month (based on $11.135 per square foot per year) from the thirty-seventh (37th) through the sixtieth (60th) months of the term of this Sublease; and Fourteen Thousand Seventy-Five Dollars ($16,075.00) per month (based on $21.26 per square foot per year) for each month from the Sixty-first
(61st) month of the term of the Sublease through the Termination date. For the period commencing on the Rental Commencement Date and ending on the last day of the month in which the Rental Commencement Date occurs, rental shall be apportioned on the basis of the number of days in said month.

      5. Additional Rent. As and for additional rent (the "Additional Rent") for the Premises, Tenant shall pay Landlord, commancing on the Rental Commancement Date, CAM Expenses, increases, if any, in property Taxes of the Property Taxes paid by the Landlord under the Prime Lease in 2000, the Base Year, and Insurance Costs incurred by the Landlord under the Prime Lease over Insurance Costs incurred in 2000 (collectively, "Operating Costs"). Tenant shall pay to Landlord as additional rent a prorata portion of the amounts payable by Landlord as Operating Costs under the Prime Lease. The prorata amount shall be determined by multiplying the total amount of Operating Costs that Landlord is required to pay under the Prime Lease by a fraction, the numerator of which is 15,000 and the denominator of which is 40,749. Such additional rent shall be payable as and when Operating Costs are payable by Landlord. If the Prime Lease provides for the payment by Landlord of Operating Costs on the basis of an estimate thereof, then as and when adjustments between estimated and actual Operating Costs are made under the Prime Lease, the obligations of Landlord and Tenant hereunder shall be adjusted in a like manner; and if any such adjustment shall occur after the expiration or earlier termination of the Term, then the obligations of Landlord and Tenant under this Subsection 5 shall survive such expiration or termination. Landlord shall, upon request by Tenant, furnish Tenant with copies of all statements submitted to Landlord of actual or estimated Operating Costs during the Term.

      In addition to the foregoing, Tenant shall pay Landlord as additional rent the sum of Three Hundred Dollars ($300.00) on the Rental Commencement Date and on each anniversary of the Rental Commencement Date during the term of this sublease in lieu of a security deposit. Additional Rent shall be due thirty (30) days following Tenant's receipt thereof.

      6. Quiet Enjoyment. So long as Tenant shall observe and perform the covenants and agreements binding on it hereunder, Tenant shall, at all times during the term, peacefully and quietly have and enjoy possession of the Premises without and encumbrance and hindrance by, from or through Landlord, or anyone else lawfully claiming an interest in the Premises, subject, however, to the terms and conditions of this Sublease.

      7. Use of the Premises. Tenant warrants and represents to Landlord that the Premises shall be used and occupied only for office, warehouse and distribution purposes. Tenant shall occupy the Premises, conduct its business and control its employees, agents and invitees in such a manner as in lawful and reputable and without creating any nuisance. Tenant shall neither permit any waste on the Premises, nor allow anything to be stored in the Premises which would, in the reasonable opinion of Landlord, be extra hazardous on account of fire, or which would in any way increase or render void the firm insurance on the Premises.

      8. Mechanic's Liens. Tenant shall have no authority, expressed or implied, to create or place any lien or encumbrance of any kind or nature whatsoever on, or in any manner to bind the interest of Landlord or Prime
Lessor in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with the Tenant, including those who may furnish materials or perform labor for any of Tenant's construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to the Tenant herein. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises, and that it will save and hold the Landlord and Prime Lessor harmless from any and all liability, loss, damage, cost and expense arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of Landlord and the Prime Lessor in the Building.

      9. Estoppel Certificates. Upon delivery of the Premises to Tenant, and thereafter within ten(10) days following the written request of Landlord or the Prime Lessor, from time to time Tenant shall execute, acknowledges, and deliver to landlord or to Prime Lessor or Prime Lessor's mortgagee, proposed mortgage or proposed purchaser of the Building, an estoppel certificate stating whether this Sublease is in full force and effect and whether any changes may have been made to the original Sublease; whether there are any defaults by Landlord and, if so, the nature of such defaults; whether rent has been paid more than thirty (30) days in advance; whether there are any security deposits; and such other matters pertaining to the status of this Sublease as Landlord or the Prime Lessor may reasonably request.

      10. Indemnification By Tenant. Tenant hereby releases Landlord and Prime Lessor from any liability for any loss or damage of any kind or for any injury or death of persons or damage to property of Tenant or any other person from any cause whatsoever by reason of the use, occupancy or enjoyment of the Premises by Tenant or any person therein holding under Tenant. Tenant shall indemnify, defend and save harmless Landlord and Prime Lessor, and each of their officers, directors, agents and employees, from all claims, actions, demands, damages, costs, expenses and liabilities whatsoever, including reasonable attorneys' fees, on account of any real or claimed loss, damage or liability occurring in or at the Premises, or arising out of the use, occupancy or enjoyment of the Premises, or occasioned in whole or in part by the act or omission of Tenant or its agents, contractors, employees, guests or invitees; provided, however, notwithstanding the foregoing, Tenant shall not be responsible for any of the foregoing to the extent directly attributable to the gross negligence or intentional misconduct of Landlord or Prime Lessor.

      11.   Insurance/Release

      (a) Insurance Coverance and Amounts. Tenant shall, at all times during the term of this Lease and at Tenant's sole cost and expense, obtain and keep in force the insurance coverages and amounts set forth in this section. Tenant shall maintain commercial general liability insurance, including contractual liability, broad form property damage liability, fire legal liability, premises and completed operations, and medical payments, with limits not less than one million dollars ($1,000,000) per occurrence and aggregate, insuring against claims for bodily injury, personal injury and property damage arising from the use, occupancy or maintenance of the Premises and the Buildings. The policy shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire. Any general aggregate shall apply on a per location basis. Tenant shall maintain business auto liability insurance with limits not less than one million dollars ($1,000,000) per accident covering owned, hired and non-owned vehicles used by Tenant. Tenant shall maintain umbrella excess liability insurance on a following form basis in excess of the required commercial general liability, business auto and employers liability insurance with limits not less than two million dollars ($2,000,000) per occurrence and aggregate. Tenant shall carry workers' compensation insurance for all of its employees in statutory limits in the state in which the Property is located and employers liability insurance which efforts not less than five hundred thousand dollars ($500,000) for each coverage. Tenant shall maintain all risk property insurance for all personal property of Tenant and improvements, fixtures and equipment constructed of installed by Tenant in the Premises in an amount not less than the full replacement cost, which shall include business income and extra expense coverage with limits not less than fifty percent (50%) of gross revenues for a period of twelve (12) months. If required by Landlord, Tenant shall maintain plate glass insurance coverage against breakage of plate glass in the Premises. Any deductibles selected by Tenant shall be the sole responsibility of Tenant.

      (b) Insurance Requirements. All insurance and renewals thereof shall be issued by companies with a rating of at least "A-" "VIII" or better in the current edition of Best's Insurance Report and be licensed to do and doing business in the state in which the Property is located. Each policy shall expressly provide that the policy shall not be canceled or materially altered without thirty (30) days prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such thirty (30) days shall have expired. All liability insurance (except employers liability) shall name Landlord and any other parties designated by Landlord (including any investment manager, asset manager or property manager) as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose or the onset of which occurred or arose) during the policy period, and shall expressly provide that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury or damage to Landlord. All property insurance shall name Landlord as loss payee as respects Landlord's interest in any improvements and betterments. Tenant shall deliver certificates of insurance, acceptable to Landlord, to Landlord at least ten (10) days before the Commencement Date and at least ten (10) days before expiration of each policy. If Tenant fails to insure or fails to furnish any such insurance certificate, Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them, and Tenant shall pay Landlord on written demand, as additional rent, all premiums paid by Landlord.

      (c) Subrogation. Tenant waives, on behalf of all insurers, under all policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights or subrogation which any such insurer might otherwise, if at all, have to any claims of Tenant against Landlord. Landlord waives, on behalf of all insurers under all policies of property insurance now or hereafter carried by Landlord insuring or covering the Property, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any insurer might otherwise, if at all, have to any claims of Landlord against Tenant. Tenant shall procure from each of the insurers under all policies of property insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord as required by this section 11.

      12. Holding Over. Unless otherwise agreed to in writing by Landlord and Tenant, if Tenant retains possession of the Premises, or any part thereof, after termination or expiration, of the Term, Tenant shall be deemed to be in default hereunder. Landlord shall have any and all remedies provided for in this Sublease and at law or in equity, and Tenant shall pay Landlord rent for the time Tenant remain in possession at double the monthly rate in effect immediately prior to such termination or expiration. The provisions of this

Section 14 do not exclude Landlord's right of re-entry or any other right hereunder and such holding over shall be deemed to constitute a renewal or extension of the Term.

      13. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be deemed to be given on the date which is three
(3) days after being deposited in the United States Mail, registered or certified mail, return receipt requested, postage prepaid, or if personally delivered, upon actual receipt, addressed as follows:

      If to Landlord:           Newspace, Inc.
                                1960 Innerbelt Business Center Drive
                                St. Louis, MO 63114

      If to Tenant:             Build-A-Bear Workshop, L.L.C,
                                1954 Innerbelt Business Center Drive
                                St. Louis, MO 63114

subject to the right of either party to designate a different address or notice person by notice similarly given in accordance with the provision of this paragraph 15:

      14. Repairs and Maintenance. Tenant shall at all times during the term of this sublease and at Tenant's sole cost and expense, maintain and repair the Premises and every part thereof (except only the parts for which expressly made the responsibility of the Landlord under the Prime Lease) and all equipment, fixtures and improvements therein (including walls, floors, heating and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing fixtures and equipment, electrical components and mechanical systems) and keep all of the foregoing clean and in good order and operating condition, ordinary wear and tear excepted. Tenant shall not damage the Promises or disturb the integrity and support provided by any wall. Tenant shall, at Tenant's expense, promptly repair any damage to the Premises caused by Tenant or any agent, officer, employee, contractor, licenses or invitee of Tenant. Tenant shall take good care of the Premises and keep the Premises free from dirt, rubbish [ILLEGIBLE] at all times. Tenant shall not overload the floors in the Premises or exceed the load-bearing capacity of the floors in the Premises. Tenant shall, at Tenant's expense, enter into a regularly scheduled preventive maintenance and service contract with a maintenance contractor approved in writing by Landlord for servicing all hot water, heating and air conditioning systems and equipment in the Premises. The maintenance and service contract shall include all services suggested by the equipment manufacturer and shall become effective (and Tenant shall deliver a copy to Landlord) within thirty (30) days after the Commencement Date. Subleasee shall, at the end of the term of this sublease, surrender to Landlord the Promises and all alterations, additions, fixtures and improvements therein, or thereto in the same condition as when received, ordinary wear and tear excepted. Notwithstanding anything to the contrary contained in this section, Tenant's obligation under this section shall not include making (i) any repair and improvement necessitated by the negligence or willful misconduct of Landlord, its agents, employees, servants or contractors, or (ii) any repair and improvement caused by Landlord's failure to perform its obligations under the Prime Lease or this sublease, as the case may be.

      15. Utility Services. Tenant shall pay, directly to the appropriate supplier before delinquency, for all water, gas, heat, light, power, telephone, sewer, refuse disposal and other utilities and services supplied to the Premises, together with all taxes, assessments, surcharges and similar expenses relating to such utilities and service. Tenant shall, at its expense, install separate moters for such services. If any such utilities or services are jointly [ILLEGIBLE] with the Premises and the adjoining premises occupied by Landlord. Landlord shall determine Tenant's share of the cost as such jointly [ILLEGIBLE] utilities and services based on Landlord's estimate of usage, and Tenant shall pay as additional rent Tenant's share of the cost of such jointly [ILLEGIBLE] utilities and services to Landlord within twenty (20) days after receipt of Landlord's written statement for such cost. Tenant shall furnish the Premises with all telephone services, window washing, security service, janitor, scavenger and disposal services, and other services required by Tenant for the use of the Premises permitted by this Sublease. Tenant shall furnish all electric light bulbs and tubes and restroom supplies used in the Premises. Landlord shall not be in default under this Sublease or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abates or a constructive or other [ILLEGIBLE] be deemed to have occurred by reason of, any interruption of or failure to supply or delay in supplying any such utilities and services or any limitation, curtailment, rationing, restriction on use of water, electricity, gas or any resources or from of energy or other service serving the Premises, whether such results from mandatory restrictions or voluntary compliance with guidelines.

      16. Eminent Domain. In the event title to the whole or a material part of the Premises shall be lawfully [ILLEGIBLE] or taken in any manner for any public or quasi-public use, this Sublease and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. Tenant hereby assigns to Prime Leasor Tenant's interest in any award granted pursuant to this Section 17; provided, however, nothing herein shall be deemed to give Prime Lessor any interest in or to require Tenant to assign to Prime Lessor any award made to Tenant for the taking of personal property or fixtures belonging to Tenant or for the interruption of or damage to Tenant's business or for any funds awarded for Tenant's relocation.

      17. Landlord's Remedise. All rights and remedies of Landlord herein [ILLEGIBLE] shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this sublease provided. Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements or conditions of this Sublease or the Prime Loans, and Landlord shall be entitled to recover all direct and consequential damages arising cut of or caused by Tenant's violation of any of the covenances, agreements or conditions of this Sublease or the Prime Lease.

      (a) If Tenant shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, or (v) file an answer admitting the material allegations of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceeding, or if an order, judgment or decree shall be entered by any court of competant jurisdiction adjudicating Tenant a bankrupt or insolvent or approving a petition seeking reorganization of Tenant or appointing a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets, then, in any of such events. Landlord may terminate this sublease by giving written notice to Tenant and upon the giving of such notice the term of this Sublease and all right, title and interest of Tenant hereunder shall expire as fully and completely as if that day were the date herein specifically fixed for the expiration of the term.

      (b) If Tenant defaults in the payment of rent or Additional Rent and such default continues for ten (10) days after written notice to Tenant, or if Tenant defaults in the prompt and full performance of any other provision of this sublease, and if such other default continues for thirty (30) days after written notice, or if the leasehold interest of Tenant be levied upon under execution, or be attached by process of law, then, and in any such event, Landlord may, at its election, either terminate this Sublease and Tenant's right to possession of the Premises, or, without terminating this Sublease, re-enter and endeavor to [ILLEGIBLE] the Premises. Nothing herein shall relieve Tenant of any obligation, including the payment of rent and Additional rent, as provided in this Sublease.

      (c) Upon any termination of this Sublease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free License to enter into and upon the Premises in such event and to repossess the Premises, and to expel or remove Tenant and any others who may be occupying or within the Premises, and to remove any and all property therefrom, using such force as may be allowed by law, without being deemed in any manner guilty of [ILLEGIBLE] enviction or forcible entry or detainer and without relinquishing Landlord's right to rent and Additional Rent, or any other right given to Landlord hereunder or by operation of law.

      (d) If Landlord elects, without terminating the Sublease, to endeavor to relet the Premises, Landlord may, at Landlord's option, enter into the Premises and take and hole possession thereof, without such entry and possession terminating the Sublease or releasing Tenant, in whole or in part, from Tenant's obligation to pay rent and Additional Rent hereunder for the full Term as hereinafter provided. Upon and after entry into possessions without termination of the Sublease, Landlord shall endeavor in good faith (but without being obligated to inour out of pocket costs as part of such endeavor) to relet the Premises for the account of Tenant to any person, firm or corporation other than Tenant for such rent, for such time and upon such terms as Landlord shall determine to be reasonable. In any such case, Landlord may make repairs in or to the Premises as are necessary to restore the Premises to as good a condition as existed at the commencement date of this Sublease, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of the reletting. If the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay monthly the full amount of the rent and Additional Rent reserved in this Sublease, together with the cost of repairs and Landlord's expenses, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand.

      (e)   If Landlord elects to terminate this Sublease pursuant to this
Section 19, it being understood that Landlord may elect to terminate the Sublease after and notwithstanding its election to terminate Tenant's right to possession provided in Section 19(h) above, Landlord shall forthwith upon such termination be entitled to recover an amount equal to the damages sustained by Landlord as a result of Tenant's default hereunder, and in addition thereto, an amount equal to the rent provided in this Sublease for the residue of the Term, leus the current rental value of the Promises for the residue of the Term.

      (f) Any and all property which may be removed from the promises by Landlord pursuant to the authority of this Sublease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not removed from the Promises or retaken from storage by Tenant within thirty (30) days after the end of the Term or of Tenant's right to possession of the Premises, however terminated, shall be conclusively deemed to have been forever abandoned by Tenant and either may be retained by Landlord as its property, or may be disposed or in such manner as Landlord may see fit.

18. Subordination of Sublease. This Sublease is and shall be subject and subordinate to any and all mortgages, deeds of trust or land leases now existing upon or that may be hereafter placed upon the Premises, and to all advances made or to be made thereon, and all renewals, modifications, consolidations, replacements or extensions thereof, and the lien of any such mortgages, deeds of trust and land leases shall be superior to all rights hereby or hereunder vested in Tenant, to the full extent of all sums occurred thereby. This provision shall be self-operative, and no further instrument of Subordination shall be necessary to effectuate such subordination; and the recording of any such mortgage, deed of trust or land lease shall have preference and precedence and be superior and prior in lien to this Sublease, irrespective of the date of recording. In confirmation of such subordination, Tenant shall within ten (10) days after request or Landlord, Prime Lessor, or the holder of any such mortgage, deed of trust, or land lease, execute and deliver to Landlord, Prime Lessor or such holder, as the case may be, any instrument acknowledging such subordination that Landlord, Prime Lessor or such holder may reasonably request. Tenant agree to any person or entity who may acquire title to the Building by way of transfer or under this Sublease so long as Tenant is not in default in any of its obligations hereunder. Tenant shall also, within twenty (20) days after Landlord's or Prime Lessor's request, execute an attornment agreement evidencing the obligations of Tenant herein to attorn to such mortgagee in the event of a future succession of the rights of Landlord herein to any mortgagee, deed of trust holder or land lessor of the Premises. In the event of any act or omission of Landlord constituting a default by Landlord, Tenant shall not exercise any remedy until Tenant has given Landlord, Prime Lessor and any mortgagee, deed of trust holder or land lessor of the Building a prior thirty (30) day written notice of such act or omission; provided, however, if such not or omission cannot, with due diligence and in good faith, be remedied within such thirty
(30) day period, Landlord, Prime Lessor and any mortgagee, deed of trust holder or land lessor shall be allowed such further period of time as may be reasonably necessary provided that it commences remedying the same with due diligence and in good faith within said thirty (30) day period.

      19. Prevailing Party. In the event of litigation between Landlord and Tenant in connection with this Sublease, in addition to any other relief therein granted, the prevailing party shall be entitled to judgment for reasonable attorneys' fees, costs of litigation, and [ILLEGIBLE] costs incurred therein.

      20. Governing Law. This Sublease has been made and executed in the County of St. Louie, State of Missouri, and shall be governed and construed in accordance with the laws of the State of Missouri without regard to its conflict of laws provisions.

      21. Act of God or force Majeure. Landlord or Tenant shall not be required to perform any covenant or obligation in this Sublease or be liable in damages for its nonperformance, so long as the performance or non-performance of the covenant or obligation [ILLEGIBLE] delayed, caused or prevented by an act of God or force majeure or by the other party. An "act of God" or "force majeure" is defined for purposes of this Sublease as strikes, lockouts, [ILLEGIBLE], material or labor restrictions by any governmental authority, unusual transportation delays, riots floods, washouts, explosions, earthquakes, fire, storms, weather (including wat grounds or inclement weather which prevents construction), acts of the public enemy, wara, insurrections and any other cause not reasonably within the control of the party required to perform and which by the exercise of due diligence the party required to perform is unable to prevent or overcome. The foregoing provisions of this Section as shall not apply, however, to Tenant's obligation to timely pay rent. Additional Rent or any other [ILLEGIBLE] payable by Tenant under this Sublease.

      22. Severability. The invalidity of any provision of this Sublease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

      23. Assignment and Sublease. Tenant shall not voluntarily or by operation of law assign or encumber any interest in this Sublease, or sublet any part of the Premises, without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

      IN WITNESS WHEREOF, the parties hereto have executed this Sublease as of the day and year first above written.

LANDLORD:                       NEWSPACE, INC.,
                                a Missouri corporation

                                By: ____________________________________
                                Its: CEO

TENANT:                         BUILD-A-BEAR WORKSHOP, L.L.C.,
                                a Missouri limited liability company

                                By: ____________________________________
                                Its: Manager